UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924
 (Address of principal executive offices) (Zip Code)

Arthur S. Gabinet
OFI SteelPath, Inc.
Two World Financial Center
New York, New York 10281-1008
(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

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OPPENHEIMER
STEELPATH MLP SELECT 40 FUND

ANNUAL REPORT 11.30.2013

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	39
Board Approval of the Fund’s Investment Advisory Agreement	40
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	43
Trustees and Officers	44
Privacy Policy Notice	52

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index	Lipper Equity Income Funds Index
1-Year	19.32%	12.46%	30.30%	21.61%	27.17%
Since Inception (3/31/10)	12.09	10.29	15.00	18.78	13.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677).

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

2 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Performance Discussion

We thank you for investing with Oppenheimer SteelPath MLP Funds. Our fiscal year ended on November 29, 2013 and we would like to share our thoughts on the fiscal period covering December 1, 2012 to November 29, 2013.

The Fund’s Class A shares (without sales charge) produced a total return of 19.32% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZX), provided a total return of 21.61%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 30.30%.

Over the twelve-month period, the MLP sector underperformed the broader markets. Notably, MLPs underperformed the S&P 500 Index in the first of those months, December 2012, by approximately 400 basis points (bps) as it appears typical year-end tax loss selling may have also been combined with selling from investors looking to capture gains ahead of potential 2013 tax changes. Such personal income tax management seems often to impact MLPs more than the broader markets perhaps owing to the fact that the MLP investor base remains dominated by individual investors.

The December 2012 weakness was offset by a January rally of 11.9%. Over the 2012 calendar year, MLPs underperformed the broader markets by 14.7% and so the January rally appeared to have largely

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

reflected a bounce from this weakness. For context, the January rally was second only to the 13.9% gain in January 2009 when the sector bounced from an over-sold condition in the wake of the financial crisis.

Following the January 2013 rally, the sector generally traded in line with the broader markets until underperforming in May 2013, when fears of rising interest rates due to potential tapering of asset purchases by the Federal Reserve (the Fed) appeared to spark profit taking. While MLPs lost 2.9% in May versus a broader market gain of 2.0%, the sector provided greater stability than other yielding equities such as Real Estate Investment Trusts (REITs), which lost 6.1%, and Utilities, which lost 10.0%, over the month. In fact, the sector made up this lost ground in June gaining 3.1% and traded flat over the entire May-to-November period despite increased concern over tapering, while REITs and Utilities lost 12.9% and 10.1%, respectively.

Though MLPs were stable over this May-to-November period, the broader market rallied, gaining 13.0%. When considering distributions and dividends paid, the sector’s May-to-November underperformance is reduced to 10.7% from 13.0%. This relative weakness may be explained by a number of factors. Clearly, taper fears may have kept investors on the sidelines. Though little long-term correlation can be found between interest rates and asset class performance, MLPs can react in the short run to rate fears as May demonstrated. Additionally, equity supply, through either secondary offerings or initial public offerings, was high in the months of August, September, and October. This high level of equity supply may have simply saturated investor demand over this period. MLP public equity issuance over the twelve-month period (December 2012 to November 2013) totaled $26.2 billion versus the $19.1 billion issued over the same period in the previous year.

MACRO REVIEW

Most subsectors in the midstream, or energy infrastructure, MLP asset class delivered positive performance for the period. On average, the interstate natural gas subsector provided the best performance over the period as a few names benefitted from merger and acquisition (M&A) transactions that enabled greater distribution growth expectations. The gathering and processing subsector, or those providing natural gas logistics services closer to the wellhead followed and, on average, were aided by significant new project development. Importantly, many of these new projects will deliver fee-based services which are expected to not only deliver future distribution growth but should also serve to lower the risk profile of some of the more commodity-sensitive operators. The petroleum product and crude oil subsector, a historically consistent subsector, also delivered strong performance as it continued to benefit from the U.S. energy renaissance in the production of crude oil.

Consistent with the trends we saw in the first half of the 12-month period, those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector likely reflects,

4 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

we believe, continued market concern on the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. E&P, or exploration and production, MLPs appeared to have suffered from a tempering of expectations for crude oil pricing in the face of global economic growth that remains tame while crude production trends continue to improve. Also among the weakest subsectors for the period were the large-cap diversified MLPs. Weakness within this subsector appeared primarily related to depressed natural gas liquids (NGL) pricing which resulted in some disappointing guidance revisions and a market shift toward greater growth prospects that can generally be found in some of the smaller cap names.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity, LP (ETE) and Access Midstream Partners, LP (ACMP).

ETE traded well on brighter distribution growth prospects at Energy Transfer Partners (ETP), one of the operating MLPs controlled by general partner ETE. ETP’s distribution growth expectations were improved by corporate transactions between some of the entities, namely ETE’s purchase of a stake in Sunoco Logistics’ incentive distribution rights (IDRs) from ETP. Further, the Department of Energy provided approval for the Energy Transfer’s project to export liquefied natural gas (LNG) to non-free trade agreement nations which added significantly to the entities’ backlog of projects.

At the end of 2012, ACMP closed on the $2.2 billion acquisition of Chesapeake Energy Corporation natural gas gathering and processing assets, gaining exposure to new liquids-rich basins in the Eagle Ford, Utica, and Niobrara plays. Strong performance across ACMP’s assets allowed the partnership to raise its distribution in the third quarter of 2013 by 23% over the previous year while generating 1.5 times cash coverage. As of the end of the fiscal period, the partnership still projects a sustained growth target of 15%.

Key detractors from the Fund’s performance were EV Energy Partners, L.P. (EVEP) and ONEOK Partners, L.P. (OKS).

EVEP’s portfolio weighting was only 0.8% entering the fiscal year and so its performance has only a minimal impact on the portfolio. However, delays in monetizing the partnership’s Utica properties to date resulted in underperformance over the period.

OKS’s units came under pressure as NGL price weakness resulted in disappointing guidance revisions for the coming year. However, the partnership’s large slate of fee-based organic growth projects will significantly lower its exposure to commodity price changes post completion. Given the stability of projects under development, the

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

partnership is looking for healthy distribution growth of 6-8% per year for 2013-16.

OUTLOOK

We believe the environment for domestic midstream, or energy infrastructure, providers remains constructive. While crude oil and NGL prices may experience volatility as production success may at times outpace the logistical and industrial changes needed to spur similar levels of demand, the need for additional energy infrastructure remains acute. Importantly, we believe crude oil and NGL pricing could fall substantially while still supporting robust producer activity and volume growth to the benefit of energy infrastructure operators.

The opportunity set created by the macro trend of dramatic growth in domestic crude oil, natural gas, and NGL production volumes is widespread, robust and long term in nature. We prefer to seek exposure to these dynamics through names with fee or fee-like exposure to this volume growth versus commodity price exposure as we believe such entities offer the most attractive risk-to-reward opportunity within the sector.

6 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Equity LP	5.80%
Enterprise Products Partners LP	4.79%
Buckeye Partners LP	4.42%
Access Midstream Partners LP	4.39%
Plains All American Pipeline LP	4.10%
Energy Transfer Partners LP	4.07%
El Paso Pipeline Partners LP	4.04%
ONEOK Partners LP	4.00%
Magellan Midstream Partners LP	3.99%
Markwest Energy Partners LP	3.77%

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and based on the total value of investments.

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	Since Inception
Class A (MLPFX)	3/31/10	19.32%	12.09%
Class C (MLPEX)	7/14/11	18.51%	10.80%
Class I (OSPSX) *	6/28/13	N/A	2.45%
Class W (MLPYX) **	3/31/10	19.71%	12.45%
Class Y (MLPTX) **	3/31/10	19.71%	12.45%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	Since Inception
Class A (MLPFX)	3/31/10	12.46%	10.29%
Class C (MLPEX)	7/14/11	17.51%	10.80%
Class I (OSPSX) *	6/28/13	N/A	2.45%
Class W (MLPYX) **	3/31/10	19.71%	12.45%
Class Y (MLPTX) **	3/31/10	19.71%	12.45%

*	Class I shares commenced operations at the close of business June 28, 2013. Performance shown is since inception.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Alerian MLP Index, and the Lipper Equity Income Funds Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. Indices are unmanaged and cannot be purchased by investors. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors

8 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. The Fund has changed its broad-based benchmark Index from the Lipper Equity Income Funds Index to the S&P 500 Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial adviser, visiting oppenheimerfunds.com, or calling 1.800.CALL.OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $24.00 fee imposed annually on accounts valued at less than $10,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013 1,2
Class A	$1,000.00	$1,058.20	$5.68
Class C	1,000.00	1,055.10	9.59
Class I	1,000.00	1,024.50	6.55
Class W *	1,000.00	1,061.00	4.38
Class Y *	1,000.00	1,061.00	4.38

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.48	5.58
Class C	1,000.00	1,015.67	9.40
Class I	1,000.00	1,018.54	6.53
Class W *	1,000.00	1,019.48	4.29
Class Y *	1,000.00	1,019.48	4.29

Those annualized expense ratios, excluding indirect expenses from affiliated funds and tax expense, based on the 6-month period ended November 29, 2013 for Classes A, C, W, and Y and for the period from June 28, 2013 (inception of offering) to November 29, 2013 for Class I are as follows:

Class	Expense Ratios
Class A	1.10%
Class C	1.85
Class I	1.29
Class W *	0.85
Class Y *	0.85

The expense ratios for Classes A, C, W, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

*	Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
1.
Actual expenses paid for Classes A, C, W, and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 153/365 to reflect the period from June 28, 2013 (inception of offering) to November 29, 2013.

2.
Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

STATEMENT OF INVESTMENTS November 29, 2013*

Description	Shares	Value
Master Limited Partnership Shares — 103.0%
Coal — 2.2%
Alliance Holdings GP LP	303,174	$16,671,538
Alliance Resource Partners LP	306,825	22,481,068
PVR Partners LP	539,851	13,334,320
Total Coal		52,486,926

Diversified — 12.1%
Enterprise Products Partners LP	1,838,481	115,769,149
ONEOK Partners LP	1,808,368	96,856,190
Williams Partners LP	1,403,549	72,128,383
Total Diversified		284,753,722

Exploration & Production — 0.2%
EV Energy Partners LP	144,543	4,726,556

Gathering/Processing — 25.0%
Access Midstream Partners LP	1,888,896	106,099,288
Compressco Partners LP	375,880	7,416,112
Crestwood Midstream Partners LP	773,844	17,519,828
Crosstex Energy LP	1,149,225	30,615,354
DCP Midstream Partners LP	1,566,775	75,487,219
Exterran Partners LP	1,206,385	33,573,695
MarkWest Energy Partners LP	1,319,155	91,114,036
Midcoast Energy Partners LP 1	638,689	11,490,015
Regency Energy Partners LP	2,040,081	49,737,175
Summit Midstream Partners LP	933,386	31,343,102

Description	Shares	Value
Gathering/Processing — 25.0% (Continued)
Targa Resources Partners LP	973,275	$49,685,689
Western Gas Equity Partners LP	156,231	6,749,179
Western Gas Partners LP	1,191,312	75,862,748
Total Gathering/Processing		586,693,440

Natural Gas Pipelines — 22.9%
Boardwalk Pipeline Partners LP	1,477,340	38,913,136
El Paso Pipeline Partners LP	2,349,523	97,693,166
Energy Transfer Equity LP	1,875,241	140,211,770
Energy Transfer Partners LP	1,817,021	98,409,857
EQT Midstream Partners LP	538,681	29,622,068
Spectra Energy Partners LP	1,775,123	79,809,530
TC Pipelines LP	1,098,070	53,805,430
Total Natural Gas Pipelines		538,464,957

Petroleum Transportation — 37.1%
Buckeye Partners LP	1,570,518	106,936,571
Delek Logistics Partners LP	295,426	8,915,957
Enbridge Energy Partners LP	1,928,909	58,040,872
Genesis Energy LP	1,529,490	79,349,941
Global Partners LP	1,193,331	42,828,650
Holly Energy Partners LP	1,966,041	61,831,989
Magellan Midstream Partners LP	1,553,317	96,523,118
Martin Midstream Partners LP	397,695	17,860,482

12 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Petroleum Transportation — 37.1% (Continued)
MPLX LP	334,566	$12,753,656
NGL Energy Partners LP	455,914	14,808,087
NuStar Energy LP	403,362	21,519,363
NuStar GP Holdings LLC	1,519,999	46,542,369
Oiltanking Partners LP	675,732	40,469,590
Plains All American Pipeline LP	1,920,690	99,049,983
Sunoco Logistics Partners LP	1,200,450	84,967,851
Tesoro Logistics LP	948,009	48,585,461
TransMontaigne Partners LP	690,679	29,091,400
Total Petroleum Transportation		870,075,340

Shipping — 3.5%
Seadrill Partners LLC	589,905	18,629,200
Teekay LNG Partners LP	1,530,709	62,912,140
Total Shipping		81,541,340

Total Master Limited Partnership Shares
(identified cost $1,791,537,699)		2,418,742,281

Common Stock — 2.8%
Shipping — 2.8%
Golar LNG Partners LP	1,501,734	48,025,453
Teekay Offshore Partners LP	505,699	16,597,041
Total Shipping		64,622,494

Total Common Stock
(identified cost $63,186,959)		64,622,494

Description	Shares	Value
Private Investment in Public Equity — 0.5%
Petroleum Transportation — 0.5%
NGL Energy Partners LP PIPE Units 1,2	375,000	$11,415,000

Total Private Investment in Public Equity
(identified cost $11,096,250)		11,415,000

Short-Term Investments — 4.8%
Money Market — 4.8%
Fidelity Treasury Portfolio, 0.010% 3	112,391,838	112,391,838

Total Short-Term Investments
(identified cost $112,391,838)		112,391,838

Total Investments — 111.1%
(identified cost $1,978,212,746)		2,607,171,613
Liabilities In Excess of Other Assets — (11.1)%		(259,696,640)
Net Assets — 100.0%		$2,347,474,973

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

LLC — Limited Liability Company

LP — Limited Partnership

1.	Non-income producing security.

2.
Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities, acquired on November 29, 2013 for $11,096,250, amount to $11,415,000 or 0.5% of the Fund’s net assets as of November 29, 2013.

3.	Variable rate security; the coupon rate represents the rate at November 29, 2013.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES November 29, 2013*

Assets
Investments at value - see accompanying Statement of Investments:
Investment securities:
At cost	$1,978,212,746
At value	$2,607,171,613
Deferred tax asset	48,342,211
Dividends receivable	716
Receivable for beneficial interest sold	12,447,971
Prepaid expenses	155,044
Total assets	2,668,117,555

Liabilities
Payable for beneficial interest redeemed	9,138,935
Payable for investments purchased	46,941,284
Deferred tax liability	262,458,088
Payable to Manager	1,034,012
Payable for distribution and service plan fees, Class A	131,058
Payable for distribution and service plan fees, Class C	190,059
Transfer agent fees, Class A	122,864
Transfer agent fees, Class C	44,404
Transfer agent fees, Class I	437
Transfer agent fees, Class W	11,192
Transfer agent fees, Class Y	261,509
Trustees' fees	5,684
Other liabilities	303,056
Total liabilities	320,642,582

Net Assets	$2,347,474,973

Composition of Net Assets
Par value of shares of beneficial interest	$194,384
Paid-in capital	1,981,136,635
Undistributed net investment loss, net of deferred taxes	(17,073,132)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(13,567,399)
Net unrealized appreciation on investments, net of deferred taxes	396,784,485
Net Assets	$2,347,474,973

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$11.99
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.72
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$11.87
Class I Shares:**
Net asset value, offering price and redemption proceeds per share	$12.14
Class W Shares:***
Net asset value, offering price and redemption proceeds per share	$12.15
Class Y Shares:***
Net asset value, offering price and redemption proceeds per share	$12.15

Net Assets:
Class A shares	$618,758,459
Class C shares	241,984,288
Class I shares**	53,247,347
Class W shares***	58,356,819
Class Y shares***	1,375,128,060
Total Net Assets	$2,347,474,973

Shares Outstanding:
Class A shares	51,584,865
Class C shares	20,393,085
Class I shares**	4,385,572
Class W shares***	4,804,862
Class Y shares***	113,215,334
Total Shares Outstanding	194,383,718

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF OPERATIONS For the Year Ended November 29, 2013*

Investment Income
Distributions from Master Limited Partnerships	$98,511,424
Less return of capital on distributions	(98,511,424)
Dividend income	3,006,385
Total investment income	3,006,385

Expenses
Management fees	11,825,293
Distribution and service plan fees
Class A	1,069,048
Class C	1,168,051
Transfer agent fees
Class A	164,698
Class C	58,814
Class I	437
Class W	15,069
Class Y	351,476
Administration fees	661,684
Registration fees	387,870
Tax expense	294,966
Custody fees	124,344
Trustees' fees	74,079
CCO Fees	132
Other	874,143
Total expenses, before waivers and deferred taxes	17,070,104
Less expense waivers	(178,756)
Net expenses, before deferred taxes	16,891,348

Net investment loss, before deferred taxes	(13,884,963)
Deferred tax benefit	4,896,441
Net investment loss, net of deferred taxes	(8,988,522)

Net Realized and Unrealized Losses on Investments:
Net Realized Losses
Investments	(2,313,603)
Deferred tax benefit	1,048,468
Net realized losses, net of deferred taxes	(1,265,135)
Net Change in Unrealized Appreciation
Investments	427,384,332
Deferred tax expense	(157,503,384)
Net change in unrealized appreciation, net of deferred taxes	269,880,948

Net realized and unrealized gains on investments, net of deferred taxes	268,615,815
Change in net assets resulting from operations	$259,627,291

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year/Period Ended November 29, 2013*	For the Year Ended November 30, 2012
Operations
Net investment loss, net of deferred taxes	$(8,988,522)	$(4,972,867)
Net realized losses on investments, net of deferred taxes	(1,265,135)	(11,070,170)
Net change in unrealized appreciation on investments, net of deferred taxes	269,880,948	80,375,086
Change in net assets resulting from operations	259,627,291	64,332,049

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(27,231,386)	(12,188,081)
Class C shares	(7,731,208)	(829,755)
Class I shares**	(349)	—
Class W shares***	(4,019,883)	(4,411,514)
Class Y shares***	(66,161,020)	(41,805,855)
Change in net assets resulting from distributions to shareholders	(105,143,846)	(59,235,205)

Beneficial Interest Transactions
Class A	378,464,409	93,310,001
Class C	212,931,498	20,636,288
Class I**	52,451,721	—
Class W***	(11,924,950)	(29,119,652)
Class Y***	535,108,441	273,647,298
Change in net assets resulting from beneficial interest transactions	1,167,031,119	358,473,935
Change in net assets	1,321,514,564	363,570,779

Net Assets
Beginning of year	1,025,960,409	662,389,630
End of year	$2,347,474,973	$1,025,960,409

Undistributed net investment loss, net of deferred taxes	$(17,073,132)	$(8,084,610)

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 29, 2013*		Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 1
Per Share Operating Data
Net asset value, beginning of period	$10.67		$10.56	$10.74	$10.00
Income/(loss) from investment operations:
Net investment loss 2	(0.07)		(0.07)	(0.07)	(0.03)
Return of capital 2	0.44		0.43	0.44	0.30
Net realized and unrealized gains	1.66		0.46	0.14	0.96
Total from investment operations	2.03		0.82	0.51	1.23
Distributions to shareholders:
Return of capital	(0.71)		(0.71)	(0.69)	(0.49)
Net asset value, end of period	$11.99		$10.67	$10.56	$10.74

Total Return, at Net Asset Value 3	19.32%		7.87%	4.85%	12.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$618,758		$207,631	$114,930	$45,575
Ratio of Expenses to Average Net Assets: 4
Before (waivers) and deferred tax expense	1.13%		1.14%	1.23%	1.45%
Expense (waivers)	(0.01%)		(0.04%)	(0.13%)	(0.35%)
Net of (waivers) and before deferred tax expense	1.12	%5	1.10%	1.10%	1.10%
Deferred tax expense 6	8.42%		4.14%	1.94%	14.65%
Total expense	9.54%		5.24%	3.04%	15.75%

Ratio of Investment Loss to Average Net Assets: 4
Before (waivers) and deferred tax expense	(0.94%)		(1.07%)	(1.23%)	(1.08%)
Expense (waivers)	(0.01%)		(0.04%)	(0.13%)	(0.35%)
Net of (waivers) and before deferred tax expense	(0.93%)		(1.03%)	(1.10%)	(0.73%)
Deferred tax benefit 7	0.33%		0.35%	0.41%	0.29%
Net investment loss	(0.60%)		(0.68%)	(0.69%)	(0.44%)

Portfolio Turnover Rate	2%		11%	10%	15%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net expense ratio would be 1.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 29, 2013*		Year Ended November 30, 2012	Period Ended November 30, 2011 1
Per Share Operating Data
Net asset value, beginning of period	$10.64		$10.58	$10.90
Income/(loss) from investment operations:
Net investment loss 2	(0.13)		(0.12)	(0.05)
Return of capital 2	0.45		0.46	0.22
Net realized and unrealized gain/(loss)	1.62		0.43	(0.14)
Total from investment operations	1.94		0.77	0.03
Distributions to shareholders:
Return of capital	(0.71)		(0.71)	(0.35)
Net asset value, end of period	$11.87		$10.64	$10.58

Total Return, at Net Asset Value 3	18.51%		7.36%	0.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$241,984		$123,372	$2,895
Ratio of Expenses to Average Net Assets: 4
Before (waivers) and deferred tax expense	1.89%		2.04%	4.29%
Expense (waivers)	(0.01%)		(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense	1.88	%5	1.85%	1.85%
Deferred tax expense 6	6.84%		3.88%	0.82%
Total expense	8.72%		5.73%	2.67%

Ratio of Investment Loss to Average Net Assets: 4
Before (waivers) and deferred tax expense	(1.70%)		(1.96%)	(4.29%)
Expense (waivers)	(0.01%)		(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense	(1.69%)		(1.77%)	(1.85%)
Deferred tax benefit 7	0.62%		0.63%	0.69%
Net investment loss	(1.07%)		(1.14%)	(1.16%)

Portfolio Turnover Rate	2%		11%	10%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business July 14, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net expense ratio would be 1.85%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net asset value, beginning of period	$12.20
Income/(loss) from investment operations:
Net investment loss 3	(0.04)
Return of capital 3	0.00	4
Net realized and unrealized gains	0.33
Total from investment operations	0.29
Distributions to shareholders:
Return of capital	(0.35)
Net asset value, end of period	$12.14

Total Return, at Net Asset Value 5	2.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,247
Ratio of Expenses to Average Net Assets: 6
Before deferred tax expense	1.32	%7
Deferred tax expense 8	0.96%
Total expense	2.28%

Ratio of Investment Loss to Average Net Assets: 6
Before deferred tax expense	(1.32%)
Deferred tax benefit 9	0.46%
Net investment loss	(0.86%)

Portfolio Turnover Rate	2%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.	Amount rounds to less than $0.005.
5.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for less than full period.
7.	Includes tax expense. Without tax expense, the net expense ratio would be 1.29%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class W	Year Ended November 29, 2013*, 1		Year Ended November 30, 2012 1	Year Ended November 30, 2011 1	Period Ended November 30, 2010 1,2
Per Share Operating Data
Net asset value, beginning of period	$10.77		$10.62	$10.78	$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.05)		(0.05)	(0.06)	(0.02)
Return of capital 3	0.42		0.41	0.41	0.27
Net realized and unrealized gains	1.72		0.50	0.18	1.02
Total from investment operations	2.09		0.86	0.53	1.27
Distributions to shareholders:
Return of capital	(0.71)		(0.71)	(0.69)	(0.49)
Net asset value, end of period	$12.15		$10.77	$10.62	$10.78

Total Return, at Net Asset Value 4	19.71%		8.21%	5.02%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,357		$61,876	$89,244	$96,020
Ratio of Expenses to Average Net Assets: 5
Before (waivers) and deferred tax expense	0.87%		0.90%	0.97%	1.11%
Expense (waivers)	(0.01%)		(0.05%)	(0.12%)	(0.26%)
Net of (waivers) and before deferred tax expense	0.86	%6	0.85%	0.85%	0.85%
Deferred tax expense 7	10.74%		4.18%	1.88%	15.06%
Total expense	11.60%		5.03%	2.73%	15.91%

Ratio of Investment Loss to Average Net Assets: 5
Before (waivers) and deferred tax expense	(0.70%)		(0.83%)	(0.96%)	(0.76%)
Expense (waivers)	(0.01%)		(0.05%)	(0.12%)	(0.26%)
Net of (waivers) and before deferred tax expense	(0.69%)		(0.78%)	(0.84%)	(0.50%)
Deferred tax benefit 8	0.25%		0.26%	0.31%	0.20%
Net investment loss	(0.44%)		(0.52%)	(0.53%)	(0.30%)

Portfolio Turnover Rate	2%		11%	10%	15%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 29, 2013*, 1		Year Ended November 30, 2012 1	Year Ended November 30, 2011 1	Period Ended November 30, 2010 1,2
Per Share Operating Data
Net asset value, beginning of period	$10.77		$10.63	$10.78	$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.05)		(0.06)	(0.06)	(0.02)
Return of capital 3	0.43		0.44	0.43	0.30
Net realized and unrealized gains	1.71		0.47	0.17	0.99
Total from investment operations	2.09		0.85	0.54	1.27
Distributions to shareholders:
Return of capital	(0.71)		(0.71)	(0.69)	(0.49)
Net asset value, end of period	$12.15		$10.77	$10.63	$10.78

Total Return, at Net Asset Value 4	19.71%		8.11%	5.12%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,375,128		$733,082	$455,321	$186,270
Ratio of Expenses to Average Net Assets: 5
Before (waivers) and deferred tax expense	0.88%		0.88%	0.97%	1.52%
Expense (waivers)	(0.01%)		(0.03%)	(0.12%)	(0.71%)
Net of (waivers) and before deferred tax expense	0.87	%6	0.85%	0.85%	0.81%
Deferred tax expense 7	9.32%		4.20%	2.18%	14.52%
Total expense	10.19%		5.05%	3.03%	15.33%

Ratio of Investment Loss to Average Net Assets: 5
Before (waivers) and deferred tax expense	(0.70%)		(0.81%)	(0.97%)	(1.19%)
Expense (waivers)	(0.01%)		(0.03%)	(0.12%)	(0.71%)
Net of (waivers) and before deferred tax expense	(0.69%)		(0.78%)	(0.85%)	(0.48%)
Deferred tax benefit 8	0.25%		0.26%	0.31%	0.19%
Net investment loss	(0.44%)		(0.52%)	(0.54%)	(0.29%)

Portfolio Turnover Rate	2%		11%	10%	15%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide investors long-term capital appreciation and attractive levels of current income through diversified exposure to the energy infrastructure Master Limited Partnership asset class. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”).

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. Effective after August 30, 2013, Class W shares are no longer offered for purchase. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013, new initial purchasers of Class A shares may be subject to a 1.00% contingent deferred sale’s charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of a minimum of forty MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”)

24 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be.

In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 90% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Annual Periods. The last day of the Fund’s annual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes:

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.9% for state and local tax, net of federal tax expense.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following for the year ended November 29, 2013:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$143,915,018
State	7,643,457
Total deferred tax expense	$151,558,475

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Amount
Application of statutory income tax rate	$143,915,018
State income taxes net of federal benefit	7,812,529
Change in Estimated State Tax Rate, Net of Federal Tax Benefit/(Expense)	(169,072)
Total income tax expense (benefit)	$151,558,475

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the

26 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 29, 2013, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of November 29, 2013 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$41,846,427
Capital loss carryforward (tax basis)	6,485,305
Organization costs	10,479
48,342,211
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(262,458,088)
Total net deferred tax asset/(liability)	$(214,115,877)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 29, 2013, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)
uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 29, 2013, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$525,993
11/30/2031	11,179,881
11/30/2032	33,698,662
11/30/2033	68,000,417
Total	$113,404,953

At November 29, 2013, the Funds had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2017	$17,575,352
Total	$17,575,352

During the year ended November 29, 2013, the Fund utilized $5,593,854 of capital loss carryforwards.

At November 29, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,895,445,690
Gross Unrealized Appreciation	$720,928,164
Gross Unrealized Depreciation	(9,202,241)
Net Unrealized Appreciation (Depreciation) on Investments	$711,725,923

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the

28 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2014. For the year ended November 29, 2013, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 29, 2013, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

30 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)
The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

32 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,418,742,281	$—	$—	$2,418,742,281
Common Stock*	64,622,494	—	—	64,622,494
Private Investment in Public Equity*	—	11,415,000	—	11,415,000
Short Term Investments	112,391,838	—	—	112,391,838
Total Assets	$2,595,756,613	$11,415,000	$—	$2,607,171,613

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 29, 2013.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year/Period Ended November 29, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	46,443,714	$545,897,085	14,257,403	$154,256,008
Dividends and/or distributions reinvested	2,013,112	23,687,640	1,056,178	11,308,597
Redeemed	(16,326,274)	(191,120,316)	(6,744,059)	(72,254,604)
Net increase	32,130,552	$378,464,409	8,569,522	$93,310,001

34 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Shares of Beneficial Interest (Continued)

	Year/Period Ended November 29, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class C
Sold	18,324,433	$214,410,911	2,050,660	$22,034,118
Dividends and/or distributions reinvested	543,625	6,378,564	55,707	593,520
Redeemed	(671,581)	(7,857,977)	(183,301)	(1,991,350)
Net increase	18,196,477	$212,931,498	1,923,066	$20,636,288

Class I*
Sold	4,385,555	$52,451,519	—	$—
Dividends and/or distributions reinvested	17	202	—	—
Redeemed	—	—	—	—
Net increase	4,385,572	$52,451,721	—	$—

Class W**
Sold	1,241,790	$13,897,141	1,297,061	$14,126,950
Dividends and/or distributions reinvested	298,578	3,522,836	358,295	3,879,652
Redeemed	(2,479,235)	(29,344,927)	(4,311,082)	(47,126,254)
Net increase	(938,867)	$(11,924,950)	(2,655,726)	$(29,119,652)

Class Y**
Sold	65,039,170	$768,338,292	34,325,767	$372,088,606
Dividends and/or distributions reinvested	4,964,950	58,890,029	3,502,960	37,790,243
Redeemed	(24,836,905)	(292,119,880)	(12,632,031)	(136,231,551)
Net increase	45,167,215	$535,108,441	25,196,696	$273,647,298

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 29, 2013, were as follows:

	Purchases	Sales
Investment securities	$1,131,110,274	$38,833,455

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

The Adviser has agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed a certain limit with respect to each class of the Fund. The Expense Limitation Agreement has the effect of capping the Select 40 Fund’s Class A, C, W, and Y share classes at 1.10%, 1.85%, 0.85%, and 0.85% respectively. The Fund’s net expenses will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s net expenses for each class of shares is increased by the amount of this expense. The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 29, 2015 with the approval of the Trust’s Board of Trustees.

The following table represents amounts eligible for recovery at November 29, 2013:

Eligible expense recoupment expiring:
November 30, 2014	$570,608
November 30, 2015	322,719
November 30, 2016	178,756

36 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

In addition, pursuant to the Expense Limitation Agreement, the Manager is entitled to recoup from the Fund certain expenses associated with the organization of Oppenheimer SteelPath MLP Fund Trust for a period of up to three years from March 31, 2010, provided the Fund’s operating expenses, including such recouped amounts, do not exceed the stated expense limitations. At November 30, 2013, the total offering and organization fees subject to recoupment under the Expense Limitation Agreement is $54,107 and is recoupable through March 31, 2014.

As of November 29, 2013, the Adviser did not recoup any expenses.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the Plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.

Transfer Agent Fees. UMB Fund Services (“UMB”) acted as the transfer and shareholder servicing agent for the Fund through the close of business October 18, 2013. Effective October 19, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. Effective October 19, 2013, the Transfer Agent has retained Shareholder Services, Inc., an affiliate of OFI Global, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 29, 2013	$289,938	$23,536

Related Party. The Interested Trustee and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

38 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Select 40 Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 29, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 29, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Select 40 Fund as of November 29, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 11, which is the responsibility of the Fund’s management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 27, 2014

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

40 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI had over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Gabriel Hammond, Stuart Cartner, and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail equity energy funds. The Board noted that the Fund outperformed its category median for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail equity energy funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and its total expenses were lower than its peer group median and category median. The Board also considered that within the total asset range of $500 million to $1 billion, the Fund’s effective management fee was lower than its peer group median and category median. The Board considered that the Manager has contractually agreed to limit the Fund’s total operating expenses to 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class Y shares and 0.85% for Class W shares. The fee limitation may not be amended or terminated prior to March 29, 2015, unless approved by the Board.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

Economies of Scale and Profits Realized by the Adviser. The Board considered information regarding OFI SteelPath’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

42 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES
The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees and Trustee (since 2012) Year of Birth: 1940
Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2012) Year of Birth: 1938
Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942
Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948
Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946
Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Adviser at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Adviser to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951
Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2012) Year of Birth: 1944
Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986- 2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942
Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953
Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992- 2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945
Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 47

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER
Mr. Glavin is an “Interested Director” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as an officer and director of OFI Global Asset Management, Inc. and a director of OppenheimerFunds, Inc., and as a shareholder of the OppenheimerFunds, Inc.’s parent company. Both as a Director and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2012) Year of Birth: 1958
Director, Chairman and Chief Executive Officer of OFI Global Asset Management, Inc. (since January 2013); President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chairman of OppenheimerFunds, Inc. (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of OppenheimerFunds, Inc. (since January 2009); President of OppenheimerFunds, Inc. (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (OppenheimerFunds, Inc.’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

48 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

OTHER OFFICERS OF THE TRUSTS
The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Hammond, Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Gabriel Hammond, Vice President (since 2012) Year of Birth: 1979
Senior Vice President of the Manager (since December 2012); Founder, Member and Portfolio Manager, SteelPath Fund Advisers LLC (2004−2012); Founder, Member and Portfolio Manager, SteelPath Capital Management LLC (2004-2012); Goldman, Sachs & Co., Energy Research Division, (2001–2004). An officer of other portfolios in the OppenheimerFunds complex.

Stuart Cartner, Vice President (since 2012) Year of Birth: 1960
Vice President of the Manager (since December 2012); Member and Portfolio Manager (2009−2012), SteelPath Fund Advisers LLC; Member and Portfolio Manager (2007−2012) SteelPath Capital Managerment LLC; Goldman Sachs, Vice President (1988−2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1973
Vice President of the Manager (since December 2012); Member and Portfolio Manager, SteelPath Fund Advisers LLC (2009–2012); Portfolio Manager, Swank Capital LLC, a Dallas, Texas-based investment firm, (2005–2009). An officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958
Executive Vice President, Secretary and General Counsel of OFI Global Asset Management (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

Christina M. Nasta, Vice President and Chief Business Officer (since 2012) Year of Birth: 1973
Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (July 2010-December 2012); Vice President of OppenheimerFunds, Inc. (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2012) Year of Birth: 1950
Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (March 2004-December 2012); Chief Compliance Officer of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959
Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000- June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000- June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL.OPP (225.5677).

50 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 51

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

52 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

We send your financial adviser (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•
All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•
Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 53

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

54 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

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OPPENHEIMER STEELPATH MLP SELECT 40 FUND 55

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1383.001.1113 January 24, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

STEELPATH MLP ALPHA FUND

ANNUAL REPORT 11.30.2013

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	38
Board Approval of the Fund’s Investment Advisory Agreement	39
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	42
Trustees and Officers	43
Privacy Policy Notice	51

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index	Lipper Equity Income Funds Index
1-Year	19.29%	12.46%	30.30%	21.61%	27.17%
Since Inception (3/31/10)	12.11	10.31	15.00	18.78	13.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677).

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

2 OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Performance Discussion

We thank you for investing with Oppenheimer SteelPath MLP Funds. Our fiscal year ended on November 29, 2013 and we would like to share our thoughts on the fiscal period covering December 1, 2012 to November 29, 2013.

The Fund’s Class A shares (without sales charge) produced a total return of 19.29% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZX), provided a total return of 21.61%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 30.30%.

Over the twelve-month period, the MLP sector underperformed the broader markets. Notably, MLPs underperformed the S&P 500 Index in the first of those months, December 2012, by approximately 400 basis points (bps) as it appears typical year-end tax loss selling may have also been combined with selling from investors looking to capture gains ahead of potential 2013 tax changes. Such personal income tax management seems often to impact MLPs more than the broader markets perhaps owing to the fact that the MLP investor base remains dominated by individual investors.

The December 2012 weakness was offset by a January rally of 11.9%. Over the 2012 calendar year, MLPs underperformed the broader markets by 14.7% and so the January rally appeared to have largely

OPPENHEIMER STEELPATH MLP ALPHA FUND 3

reflected a bounce from this weakness. For context, the January rally was second only to the 13.9% gain in January 2009 when the sector bounced from an over-sold condition in the wake of the financial crisis.

Following the January 2013 rally, the sector generally traded in line with the broader markets until underperforming in May 2013, when fears of rising interest rates due to potential tapering of asset purchases by the Federal Reserve (the Fed) appeared to spark profit taking. While MLPs lost 2.9% in May versus a broader market gain of 2.0%, the sector provided greater stability than other yielding equities such as Real Estate Investment Trusts (REITs), which lost 6.1%, and Utilities, which lost 10.0%, over the month. In fact, the sector made up this lost ground in June gaining 3.1% and traded flat over the entire May-to-November period despite increased concern over tapering, while REITs and Utilities lost 12.9% and 10.1%, respectively.

Though MLPs were stable over this May-to-November period, the broader market rallied, gaining 13.0%. When considering distributions and dividends paid, the sector’s May-to-November underperformance is reduced to 10.7% from 13.0%. This relative weakness may be explained by a number of factors. Clearly, taper fears may have kept investors on the sidelines. Though little long-term correlation can be found between interest rates and asset class performance, MLPs can react in the short run to rate fears as May demonstrated. Additionally, equity supply, through either secondary offerings or initial public offerings, was high in the months of August, September, and October. This high level of equity supply may have simply saturated investor demand over this period. MLP public equity issuance over the twelve-month period (December 2012 to November 2013) totaled $26.2 billion versus the $19.1 billion issued over the same period in the previous year.

MACRO REVIEW

Most subsectors in the midstream, or energy infrastructure, MLP asset class delivered positive performance for the period. On average, the interstate natural gas subsector provided the best performance over the period as a few names benefitted from merger and acquisition (M&A) transactions that enabled greater distribution growth expectations. The gathering and processing subsector, or those providing natural gas logistics services closer to the wellhead followed and, on average, were aided by significant new project development. Importantly, many of these new projects will deliver fee-based services which are expected to not only deliver future distribution growth but should also serve to lower the risk profile of some of the more commodity-sensitive operators. The petroleum product and crude oil subsector, a historically consistent subsector, also delivered strong performance as it continued to benefit from the U.S. energy renaissance in the production of crude oil.

Consistent with the trends we saw in the first half of the 12-month period, those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector likely reflects,

4 OPPENHEIMER STEELPATH MLP ALPHA FUND

we believe, continued market concern on the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. E&P, or exploration and production, MLPs appeared to have suffered from a tempering of expectations for crude oil pricing in the face of global economic growth that remains tame while crude production trends continue to improve. Also among the weakest subsectors for the period were the large-cap diversified MLPs. Weakness within this subsector appeared primarily related to depressed natural gas liquids (NGL) pricing which resulted in some disappointing guidance revisions and a market shift toward greater growth prospects that can generally be found in some of the smaller cap names.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity, L.P. (ETE) and Genesis Energy, LP (GEL).

ETE traded well on brighter distribution growth prospects at Energy Transfer Partners (ETP), one of the operating MLPs controlled by general partner ETE. ETP’s distribution growth expectations were improved by corporate transactions between some of the entities, namely ETE’s purchase of a stake in Sunoco Logistics’ incentive distribution rights (IDRs) from ETP. Further, the Department of Energy provided approval for the Energy Transfer’s project to export liquefied natural gas (LNG) to non-free trade agreement nations which added significantly to the entities’ backlog of projects.

GEL’s strong performance over the first half of the period appeared to reflect greater market recognition of the partnership’s growth prospects following a string of strong quarterly earnings reports. The partnership owns a diverse and strategically well positioned footprint of crude oil handling and transportation assets which we believe is well positioned to continue to benefit from the macro trend of robust domestic crude oil production growth.

Key detractors from the Fund’s performance were ONEOK Partners, L.P. (OKS) and Enbridge Energy Partners, L.P. (EEP).

OKS’s units came under pressure as NGL price weakness resulted in disappointing guidance revisions for the coming year. However, the partnership’s large slate of fee-based organic growth projects will significantly lower its exposure to commodity price changes post completion. Given the stability of projects under development, the partnership is looking for healthy distribution growth of 6-8% per year for 2013-16.

EEP traded lower as higher costs at its Liquids segment and low NGL prices at its Natural Gas segment impacted distribution growth expectations. The partnership has since mitigated some

OPPENHEIMER STEELPATH MLP ALPHA FUND 5

of the cash flow headwinds by spinning off (as part of an IPO) a minority stake in the Natural Gas segment.

OUTLOOK

We believe the environment for domestic midstream, or energy infrastructure, providers remains constructive. While crude oil and NGL prices may experience volatility as production success may at times outpace the logistical and industrial changes needed to spur similar levels of demand, the need for additional energy infrastructure remains acute. Importantly, we believe crude oil and NGL pricing could fall substantially while still supporting robust producer activity and volume growth to the benefit of energy infrastructure operators.

The opportunity set created by the macro trend of dramatic growth in domestic crude oil, natural gas, and NGL production volumes is widespread, robust and long term in nature. We prefer to seek exposure to these dynamics through names with fee or fee-like exposure to this volume growth versus commodity price exposure as we believe such entities offer the most attractive risk-to-reward opportunity within the sector.

6 OPPENHEIMER STEELPATH MLP ALPHA FUND

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Equity LP	8.78%
Enterprise Products Partners LP	8.48%
Plains All American Pipeline LP	7.52%
Sunoco Logistics Partners LP	6.86%
Magellan Midstream Partners LP	6.09%
TC Pipelines LP	5.34%
MarkWest Energy Partners LP	5.14%
Genesis Energy LP	4.85%
Williams Partners	4.77%
Buckeye Partners LP	4.67%

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and based on the total value of investments.

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	Since Inception
Class A (MLPAX)	3/31/10	19.29%	12.11%
Class C (MLPGX)	8/25/11	18.54%	14.56%
Class I (OSPAX)*	6/28/13	N/A	3.05%
Class Y (MLPOX)**	3/31/10	19.72%	12.42%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	Since Inception
Class A (MLPAX)	3/31/10	12.46%	10.31%
Class C (MLPGX)	8/25/11	17.54%	14.56%
Class I (OSPAX)*	6/28/13	N/A	3.05%
Class Y (MLPOX)**	3/31/10	19.72%	12.42%

*	Class I shares commenced operations at the close of business June 28, 2013. Performance shown is since inception.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Alerian MLP Index, and the Lipper Equity Income Funds Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The Lipper Equity

8 OPPENHEIMER STEELPATH MLP ALPHA FUND

Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. The Fund has changed its broad-based benchmark Index from the Lipper Equity Income Funds Index to the S&P 500 Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial adviser, visiting oppenheimerfunds.com, or calling 1.800.CALL.OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $24.00 fee imposed annually on accounts valued at less than $10,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013 1,2
Class A	$1,000.00	$1,067.20	$7.78
Class C	1,000.00	1,063.40	11.67
Class I	1,000.00	1,030.50	6.62
Class Y*	1,000.00	1,069.10	6.46

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.47	7.60
Class C	1,000.00	1,013.69	11.39
Class I	1,000.00	1,018.48	6.58
Class Y*	1,000.00	1,017.47	6.30

Those annualized expense ratios, excluding indirect expenses from affiliated funds and tax expense, based on the 6-month period ended November 29, 2013 for Classes A, C, and Y and for the period from June 28, 2013 (inception of offering) to November 29, 2013 for Class I are as follows:

Class	Expense Ratios
Class A	1.50%
Class C	2.25
Class I	1.30
Class Y*	1.25

The expense ratios for Classes A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

*	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

1.
Actual expenses paid for Classes A, C, and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 153/365 to reflect the period from June 28, 2013 (inception of offering) to November 29, 2013.

2.
Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OPPENHEIMER STEELPATH MLP ALPHA FUND 11

STATEMENT OF INVESTMENTS November 29, 2013*

Description	Shares	Value
Master Limited Partnership Shares — 100.7%
Coal — 0.2%
PVR Partners LP	204,031	$5,039,566

Diversified — 17.0%
Enterprise Products Partners LP	3,832,385	241,325,283
ONEOK Partners LP	1,952,700	104,586,612
Williams Partners LP	2,643,150	135,831,479
Total Diversified		481,743,374

Gathering/Processing — 21.0%
Access Midstream Partners LP	1,643,016	92,288,209
DCP Midstream Partners LP	1,858,558	89,545,324
MarkWest Energy Partners LP	2,118,678	146,337,089
Regency Energy Partners LP	4,889,325	119,201,744
Targa Resources Partners LP	1,644,198	83,936,308
Western Gas Partners LP	957,689	60,985,636
Total Gathering/Processing		592,294,310

Natural Gas Pipelines — 24.0%
El Paso Pipeline Partners LP	2,828,174	117,595,475
Energy Transfer Equity LP	3,338,910	249,650,301
EQT Midstream Partners LP	1,338,768	73,618,852
Spectra Energy Partners LP	1,919,043	86,280,173
TC Pipelines LP	3,098,783	151,840,367
Total Natural Gas Pipelines		678,985,168

Description	Shares	Value
,Petroleum Transportation — 38.5%
Buckeye Partners LP	1,951,805	$132,898,403
Genesis Energy LP	2,660,907	138,047,855
Holly Energy Partners LP 1	3,241,053	101,931,117
Magellan Midstream Partners LP	2,790,016	173,371,594
Plains All American Pipeline LP	4,146,063	213,812,469
Sunoco Logistics Partners LP	2,755,599	195,041,297
Tesoro Logistics LP	1,256,848	64,413,460
TransMontaigne Partners LP 1	1,596,745	67,254,899
Total Petroleum Transportation		1,086,771,094

Total Master Limited Partnership Shares
(identified cost $2,275,198,568)		2,844,833,512

Common Stock — 2.7%
Diversified — 2.7%
ONEOK, Inc.	1,289,744	74,895,434

Total Common Stock
(identified cost $68,080,466)		74,895,434

Private Investment in Public Equity — 2.1%
Petroleum Transportation — 2.1%
NGL Energy Partners LP PIPE Units 2,3	1,920,000	58,444,800

Total Private Investment in Public Equity
(identified cost $56,812,800)		58,444,800

12 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Short-Term Investments — 3.3%
Money Market — 3.3%
Fidelity Treasury Portfolio, 0.010% 4	93,713,564	$93,713,564
Total Short-Term Investments
(identified cost $93,713,564)		93,713,564

Total Investments — 108.8%
(identified cost $2,493,805,398)		3,071,887,310
Liabilities In Excess of Other Assets — (8.8)%		(247,061,555)
Net Assets — 100.0%		$2,824,825,755

OPPENHEIMER STEELPATH MLP ALPHA FUND 13

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

LP — Limited Partnership

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 30, 2012		Gross Additions	Gross Reductions	Shares November 29, 2013*
Holly Energy Partners LP	1,566,624	5	1,674,429	—	3,241,053
TransMontaigne Partners LP	437,889		1,158,856	—	1,596,745

	Value		Distributions	Realized Gain/(Loss)
Holly Energy Partners LP	101,931,117		5,000,201	—
TransMontaigne Partners LP	67,254,899		2,414,529	—

2.	Non-income producing security

3.
Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities, acquired on November 29, 2013 for $56,812,800, amount to $58,444,800 or 2.1% of the Fund’s net assets as of November 29, 2013.

4.	Variable rate security; the coupon rate represents the rate at November 29, 2013.

5.	2 for 1 stock split, Ex Date January 17, 2013. These shares have been updated to reflect the stock split.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES November 29, 2013*

Assets
Investments at value - see accompanying Statement of Investments:
Unaffiliated companies (cost $2,343,368,948)	$2,902,701,294
Affiliated companies (cost $150,436,450)	169,186,016
3,071,887,310
Deferred tax asset	39,748,131
Dividends receivable	659
Receivable for beneficial interest sold	19,034,211
Prepaid expenses	166,669
Total assets	3,130,836,980

Liabilities
Payable for beneficial interest redeemed	3,860,341
Payable for investments purchased	60,524,838
Deferred tax liability	238,009,163
Payable to Manager	2,039,588
Payable for distribution and service plan fees, Class A	229,345
Payable for distribution and service plan fees, Class C	354,515
Transfer agent fees, Class A	214,370
Transfer agent fees, Class C	82,807
Transfer agent fees, Class I	2
Transfer agent fees, Class Y	228,797
Trustees' fees	2,758
Other liabilities	464,701
Total liabilities	306,011,225

Net Assets	$2,824,825,755

Composition of Net Assets
Par value of shares of beneficial interest	$233,937
Paid-in capital	2,485,560,079
Undistributed net investment loss, net of deferred taxes	(25,296,672)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(347,745)
Net unrealized appreciation on investments, net of deferred taxes	364,676,156
Net Assets	$2,824,825,755

OPPENHEIMER STEELPATH MLP ALPHA FUND 15

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$12.04
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.77
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$11.89
Class I Shares:**
Net asset value, offering price and redemption proceeds per share	$12.17
Class Y Shares:***
Net asset value, offering price and redemption proceeds per share	$12.18

Net Assets:
Class A shares	$1,154,926,435
Class C shares	451,351,213
Class I shares**	73,275
Class Y shares***	1,218,474,832
Total Net Assets	$2,824,825,755

Shares Outstanding:
Class A shares	95,886,822
Class C shares	37,971,235
Class I shares**	6,022
Class Y shares***	100,073,037
Total Shares Outstanding	233,937,116

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF OPERATIONS For the Year Ended November 29, 2013*

Investment Income
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$87,501,564
Affiliated Master Limited Partnerships	7,414,730
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(87,501,564)
Affiliated Master Limited Partnerships	(7,414,730)
Dividend income	484,954
Total investment income	484,954

Expenses
Management fees	18,894,931
Distribution and service plan fees
Class A	1,577,312
Class C	2,063,979
Transfer agent fees
Class A	284,369
Class C	109,644
Class I	2
Class Y	305,488
Administration fees	694,462
Registration fees	501,237
Tax expense	244,315
Custody fees	109,453
Trustees' fees	68,662
CCO Fees	132
Other	997,899
Total expenses, before waivers and deferred taxes	25,851,885
Less expense waivers	(494,767)
Net expenses, before deferred taxes	25,357,118

Net investment loss, before deferred taxes	(24,872,164)
Deferred tax benefit	9,022,120
Net investment loss, net of deferred taxes	(15,850,044)

Net Realized and Unrealized Gains on Investments:
Net Realized Gains
Investments	10,596,253
Deferred tax expense	(3,780,674)
Net realized gains, net of deferred taxes	6,815,579
Net Change in Unrealized Appreciation
Investments	412,387,715
Deferred tax expense	(152,005,521)
Net change in unrealized appreciation, net of deferred taxes	260,382,194

Net realized and unrealized gains on investments, net of deferred taxes	267,197,773
Change in net assets resulting from operations	$251,347,729

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year/Period Ended November 29, 2013*	For the Year Ended November 30, 2012
Operations
Net investment loss, net of deferred taxes	$(15,850,044)	$(5,958,365)
Net realized gains/(losses) on investments, net of deferred taxes	6,815,579	(8,436,291)
Net change in unrealized appreciation on investments, net of deferred taxes	260,382,194	81,399,548
Change in net assets resulting from operations	251,347,729	67,004,892

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(39,827,246)	(10,633,996)
Class C shares	(13,511,634)	(395,950)
Class I shares**	(1,172)	—
Class Y shares***	(52,845,117)	(34,503,821)
Change in net assets resulting from distributions to shareholders	(106,185,169)	(45,533,767)

Beneficial Interest Transactions
Class A	914,243,183	81,315,414
Class C	427,444,980	14,249,141
Class I**	72,596	—
Class Y***	515,630,734	144,344,485
Change in net assets resulting from beneficial interest transactions	1,857,391,493	239,909,040
Change in net assets	2,002,554,053	261,380,165

Net Assets
Beginning of year	822,271,702	560,891,537
End of year	$2,824,825,755	$822,271,702

Undistributed net investment loss, net of deferred taxes	$(25,296,672)	$(9,446,628)

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 29, 2013*		Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 1
Per Share Operating Data
Net asset value, beginning of period	$10.70		$10.38	$10.71	$10.00
Income/(loss) from investment operations:
Net investment loss 2	(0.11)		(0.10)	(0.10)	(0.05)
Return of capital 2	0.42		0.41	0.43	0.28
Net realized and unrealized gains	1.72		0.70	0.02	0.97
Total from investment operations	2.03		1.01	0.35	1.20
Distributions to shareholders:
Return of capital	(0.69)		(0.69)	(0.68)	(0.49)
Net asset value, end of period	$12.04		$10.70	$10.38	$10.71

Total Return, at Net Asset Value 3	19.29%		9.93%	3.32%	12.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,154,926		$193,974	$108,422	$31,525
Ratio of Expenses to Average Net Assets: 4
Before (waivers) and deferred tax expense	1.55%		1.58%	1.67%	1.94%
Expense (waivers)	(0.03%)		(0.08%)	(0.17%)	(0.44%)
Net of (waivers) and before deferred tax expense	1.52	%5	1.50%	1.50%	1.50%
Deferred tax expense 6	8.07%		5.55%	1.68%	12.93%
Total expense	9.59%		7.05%	3.18%	14.43%

Ratio of Investment Loss to Average Net Assets: 4
Before (waivers) and deferred tax expense	(1.52%)		(1.57%)	(1.67%)	(1.59%)
Expense (waivers)	(0.03%)		(0.08%)	(0.17%)	(0.44%)
Net of (waivers) and before deferred tax expense	(1.49%)		(1.49%)	(1.50%)	(1.15%)
Deferred tax benefit 7	0.54%		0.53%	0.56%	0.46%
Net investment loss	(0.95%)		(0.96%)	(0.94%)	(0.69%)

Portfolio Turnover Rate	9%		15%	14%	7%

*	November 29, 2013 represents the last business day in the Funds fiscal year. See Note 1 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net expense ratio would be 1.50%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 29, 2013*		Year Ended November 30, 2012	Period Ended November 30, 2011 1
Per Share Operating Data
Net asset value, beginning of period	$10.64		$10.40	$10.05
Income/(loss) from investment operations:
Net investment loss 2	(0.17)		(0.15)	(0.04)
Return of capital 2	0.42		0.44	0.14
Net realized and unrealized gains	1.69		0.64	0.42
Total from investment operations	$1.94		0.93	0.52
Distributions to shareholders:
Return of capital	(0.69)		(0.69)	(0.17)
Net asset value, end of period	$11.89		$10.64	$10.40

Total Return, at Net Asset Value 3	18.54%		9.12%	5.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$451,351		$14,593	$316
Ratio of Expenses to Average Net Assets: 4
Before (waivers) and deferred tax expense	2.30%		2.63%	22.80%
Expense (waivers)	(0.03%)		(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense	2.27	%5	2.25%	2.25%
Deferred tax expense 6	6.91%		5.29%	12.37%
Total expense	9.18%		7.54%	14.62%

Ratio of Investment Loss to Average Net Assets: 4
Before (waivers) and deferred tax expense	(2.27%)		(2.63%)	(22.80%)
Expense (waivers)	(0.03%)		(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense	(2.24%)		(2.25%)	(2.25%)
Deferred tax benefit 7	0.82%		0.81%	0.84%
Net investment loss	(1.42%)		(1.44%)	(1.41%)

Portfolio Turnover Rate	9%		15%	14%

*	November 29, 2013 represents the last business day in the Funds fiscal year. See Note 1 of the accompanying Notes
1.	Shares commenced operations at the close of business August 25, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net expense ratio would be 2.25%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net asset value, beginning of period	$12.15
Income/(loss) from investment operations:
Net investment loss 3	(0.04)
Return of capital 3	0.19
Net realized and unrealized gains	0.21
Total from investment operations	0.36
Distributions to shareholders:
Return of capital	(0.34)
Net asset value, end of period	$12.17

Total Return, at Net Asset Value 4	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73
Ratio of Expenses to Average Net Assets: 5
Before deferred tax expense	1.32	%6
Deferred tax expense 7	4.51%
Total expense	5.83%

Ratio of Investment Loss to Average Net Assets: 5
Before deferred tax expense	(1.29%)
Deferred tax benefit 8	0.46%
Net investment loss	(0.83%)

Portfolio Turnover Rate	9%

*	November 29, 2013 represents the last business day in the Funds fiscal year. See Note 1 of the accompanying Notes
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 1.30%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 29, 2013*,1		Year Ended November 30, 2012 1	Year Ended November 30, 2011 1	Period Ended November 30, 2010 1,2
Per Share Operating Data
Net asset value, beginning of period	$10.78		$10.43	$10.73	$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.10)		(0.09)	(0.08)	(0.04)
Return of capital 3	0.41		0.40	0.42	0.27
Net realized and unrealized gains	1.78		0.73	0.04	0.99
Total from investment operations	2.09		1.04	0.38	1.22
Distributions to shareholders:
Return of capital	(0.69)		(0.69)	(0.68)	(0.49)
Net asset value, end of period	$12.18		$10.78	$10.43	$10.73

Total Return, at Net Asset Value 4	19.72%		10.18%	3.60%	12.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,218,475		$613,704	$452,154	$168,652
Ratio of Expenses to Average Net Assets: 5
Before (waivers) and deferred tax expense	1.29%		1.29%	1.37%	1.54%
Expense (waivers)	(0.03%)		(0.04%)	(0.12%)	(0.29%)
Net of (waivers) and before deferred tax expense	1.26	%6	1.25%	1.25%	1.25%
Deferred tax expense 7	9.27%		5.60%	0.75%	13.14%
Total expense	10.53%		6.85%	2.00%	14.39%

Ratio of Investment Loss to Average Net Assets: 5
Before (waivers) and deferred tax expense	(1.26%)		(1.29%)	(1.37%)	(1.20%)
Expense (waivers)	(0.03%)		(0.04%)	(0.12%)	(0.29%)
Net of (waivers) and before deferred tax expense	(1.23%)		(1.25%)	(1.25%)	(0.91%)
Deferred tax benefit 8	0.45%		0.44%	0.46%	0.36%
Net investment loss	(0.78%)		(0.81%)	(0.79%)	(0.55%)

Portfolio Turnover Rate	9%		15%	14%	7%

*	November 29, 2013 represents the last business day in the Funds fiscal year. See Note 1 of the accompanying Notes
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 1.25%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide investors with a concentrated portfolio of energy infrastructure Master Limited Partnerships which the Adviser believes will provide substantial long-term capital appreciation through distribution growth and an attractive level of current income. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”).

The Fund offers Class A, Class C, Class I shares, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 new initial purchasers of Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one

OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 90% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Annual Periods. The last day of the Fund’s annual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes:

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.9% for state and local tax, net of federal tax expense.

24 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following for the year ended November 29, 2013:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$139,339,131
State	7,424,944
Total deferred tax expense	$146,764,075

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Amount
Application of statutory income tax rate	$139,339,131
State income taxes net of federal benefit	7,564,126
Change in Estimated State Tax Rate, Net of Federal Tax Benefit/(Expense)	(139,182)
Total income tax expense (benefit)	$146,764,075

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the

OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 29, 2013, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of November 29, 2013 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$39,748,131
Capital loss carryforward (tax basis)	—
Organization costs	—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(238,009,163)
Total net deferred tax asset/(liability)	$(198,261,032)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 29, 2013, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to

26 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 29, 2013, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$1,194,164
11/30/2031	7,264,183
11/30/2032	34,906,904
11/30/2033	64,353,261
Total	$107,718,512

At November 29, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,427,539,190
Gross Unrealized Appreciation	$662,040,721
Gross Unrealized Depreciation	(17,692,601)
Net Unrealized Appreciation (Depreciation) on Investments	$644,348,120

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2014. For the year ended November 29, 2013, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 29, 2013, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

28 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

30 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

32 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,844,833,512	$—	$—	$2,844,833,512
Common Stock*	74,895,434	—	—	74,895,434
Private Investment in Public Equity*	—	58,444,800	—	58,444,800
Short Term Investments	93,713,564	—	—	93,713,564
Total Assets	$3,013,442,510	$58,444,800	$—	$3,071,887,310

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 29, 2013.

There have been no transfers between pricing levels for the Fund. It’s the Fund’s policy to recognize transfers at the end of the reporting period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year/Period Ended November 29, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	88,089,334	$1,036,253,199	12,749,078	$135,025,877
Dividends and/or distributions reinvested	2,873,478	34,010,758	881,562	9,364,190
Redeemed	(13,208,270)	(156,020,774)	(5,948,491)	(63,074,653)
Net increase	77,754,542	$914,243,183	7,682,149	$81,315,414

OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Shares of Beneficial Interest (Continued)

	Year/Period Ended November 29, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class C
Sold	36,764,251	$429,380,031	1,334,147	$14,178,221
Dividends and/or distributions reinvested	961,272	11,308,385	29,918	316,251
Redeemed	(1,125,537)	(13,243,436)	(23,186)	(245,331)
Net increase	36,599,986	$427,444,980	1,340,879	$14,249,141

Class I*
Sold	5,966	$71,928	—	$—
Dividends and/or distributions reinvested	56	668	—	—
Redeemed	—	—	—	—
Net increase	6,022	$72,596	—	$—

Class Y**
Sold	58,752,034	$698,036,661	23,419,979	$250,145,996
Dividends and/or distributions reinvested	4,044,823	48,067,003	2,829,783	30,276,817
Redeemed	(19,642,616)	(230,472,930)	(12,695,143)	(136,078,328)
Net increase	43,154,241	$515,630,734	13,554,619	$144,344,485

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 29, 2013, were as follows:

	Purchases	Sales
Investment securities	$1,950,491,452	$160,036,582

34 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

The Adviser has agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed a certain limit with respect to each class of the Fund. The Expense Limitation Agreement has the effect of capping the Alpha Fund’s Class A, C, and Y share classes at 1.50%, 2.25%, and 1.25% respectively. The Fund’s net expenses will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s net expenses for each class of shares is increased by the amount of this expense. The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 29, 2015 with the approval of the Trust’s Board of Trustees.

The following table represents amounts eligible for recovery at November 29, 2013:

Eligible expense recoupment expiring:
November 30, 2014	$505,009
November 30, 2015	374,961
November 30, 2016	494,767

As of November 29, 2013, the Adviser did not recoup any expenses.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the Plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.

Transfer Agent Fees. UMB Fund Services (“UMB”) acted as the transfer and shareholder servicing agent for the Fund through the close of business October 18, 2013. Effective October 19, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective October 19, 2013, the Transfer Agent has retained Shareholder Services, Inc., an affiliate of OFI Global, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

36 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 29, 2013	$779,384	$46,172

Related Party. The Interested Trustee and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

OPPENHEIMER STEELPATH MLP ALPHA FUND 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Alpha Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 29, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 29, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Alpha Fund as of November 29, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 11, which is the responsibility of the Fund’s management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 27, 2014

38 OPPENHEIMER STEELPATH MLP ALPHA FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MLP ALPHA FUND 39

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI had over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Gabriel Hammond, Stuart Cartner, and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail equity energy funds. The Board noted that the Fund outperformed its category median for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail equity energy funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was higher than its peer group median and category median. The Board also considered that within the total asset range of $500 million to $1 billion, the Fund’s effective management fee was higher than its peer group median and category median. The Board further noted that the Fund’s total expenses, after waivers, were equal to its peer group median and category median. The Board considered that the Manager has contractually agreed to limit the Fund’s total operating expenses to 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. The fee limitation may not be amended or terminated prior to March 29, 2015, unless approved by the Board.

40 OPPENHEIMER STEELPATH MLP ALPHA FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

Economies of Scale and Profits Realized by the Adviser. The Board considered information regarding OFI SteelPath’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MLP ALPHA FUND 41

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES
The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees and Trustee (since 2012) Year of Birth: 1940
Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2012) Year of Birth: 1938
Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942
Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 43

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948
Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946
Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Adviser at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Adviser to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951
Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2012) Year of Birth: 1944
Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986- 2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 45

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942
Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953
Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992- 2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945
Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER
Mr. Glavin is an “Interested Director” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as an officer and director of OFI Global Asset Management, Inc. and a director of OppenheimerFunds, Inc., and as a shareholder of the OppenheimerFunds, Inc.’s parent company. Both as a Director and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2012) Year of Birth: 1958
Director, Chairman and Chief Executive Officer of OFI Global Asset Management, Inc. (since January 2013); President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chairman of OppenheimerFunds, Inc. (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of OppenheimerFunds, Inc. (since January 2009); President of OppenheimerFunds, Inc. (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (OppenheimerFunds, Inc.’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP ALPHA FUND 47

TRUSTEES AND OFFICERS Unaudited / (Continued)

OTHER OFFICERS OF THE TRUSTS
The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Hammond, Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Gabriel Hammond, Vice President (since 2012) Year of Birth: 1979
Senior Vice President of the Manager (since December 2012); Founder, Member and Portfolio Manager, SteelPath Fund Advisers LLC (2004−2012); Founder, Member and Portfolio Manager, SteelPath Capital Management LLC (2004-2012); Goldman, Sachs & Co., Energy Research Division, (2001–2004). An officer of other portfolios in the OppenheimerFunds complex.

Stuart Cartner, Vice President (since 2012) Year of Birth: 1960
Vice President of the Manager (since December 2012); Member and Portfolio Manager (2009−2012), SteelPath Fund Advisers LLC; Member and Portfolio Manager (2007−2012) SteelPath Capital Managerment LLC; Goldman Sachs, Vice President (1988−2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1973
Vice President of the Manager (since December 2012); Member and Portfolio Manager, SteelPath Fund Advisers LLC (2009–2012); Portfolio Manager, Swank Capital LLC, a Dallas, Texas-based investment firm, (2005–2009). An officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958
Executive Vice President, Secretary and General Counsel of OFI Global Asset Management (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

48 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Christina M. Nasta, Vice President and Chief Business Officer (since 2012) Year of Birth: 1973
Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (July 2010-December 2012); Vice President of OppenheimerFunds, Inc. (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2012) Year of Birth: 1950
Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (March 2004-December 2012); Chief Compliance Officer of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959
Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000- June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000- June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL.OPP (225.5677).

OPPENHEIMER STEELPATH MLP ALPHA FUND 49

OPPENHEIMER STEELPATH MLP ALPHA FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

50 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP ALPHA FUND 51

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

We send your financial adviser (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•
All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•
Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

52 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

OPPENHEIMER STEELPATH MLP ALPHA FUND 53

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54 OPPENHEIMER STEELPATH MLP ALPHA FUND

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OPPENHEIMER STEELPATH MLP ALPHA FUND 55

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1387.001.1113 January 24, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

STEELPATH MLP INCOME FUND

ANNUAL REPORT 11.30.2013

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	38
Board Approval of the Fund’s Investment Advisory Agreement	39
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	42
Trustees and Officers	43
Privacy Policy Notice	51

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index	Lipper Equity Income Funds Index
1-Year	18.79%	11.95%	30.30%	21.61%	27.17%
Since Inception (3/31/10)	10.10	8.33	15.00	18.78	13.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677).

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

2 OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Performance Discussion

We thank you for investing with Oppenheimer SteelPath MLP Funds. Our fiscal year ended on November 29, 2013 and we would like to share our thoughts on the fiscal period covering December 1, 2012 to November 29, 2013.

The Fund’s Class A shares (without sales charge) produced a total return of 18.79% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZX), provided a total return of 21.61%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 30.30%.

Over the twelve-month period, the MLP sector underperformed the broader markets. Notably, MLPs underperformed the S&P 500 Index in the first of those months, December 2012, by approximately 400 basis points (bps) as it appears typical year-end tax loss selling may have also been combined with selling from investors looking to capture gains ahead of potential 2013 tax changes. Such personal income tax management seems often to impact MLPs more than the broader markets perhaps owing to the fact that the MLP investor base remains dominated by individual investors.

The December 2012 weakness was offset by a January rally of 11.9%. Over the 2012 calendar year, MLPs underperformed the broader markets by 14.7% and so the January rally appeared to have largely reflected a bounce from this weakness. For

OPPENHEIMER STEELPATH MLP INCOME FUND 3

context, the January rally was second only to the 13.9% gain in January 2009 when the sector bounced from an over-sold condition in the wake of the financial crisis.

Following the January 2013 rally, the sector generally traded in line with the broader markets until underperforming in May 2013, when fears of rising interest rates due to potential tapering of asset purchases by the Federal Reserve (the Fed) appeared to spark profit taking. While MLPs lost 2.9% in May versus a broader market gain of 2.0%, the sector provided greater stability than other yielding equities such as Real Estate Investment Trusts (REITs), which lost 6.1%, and Utilities, which lost 10.0%, over the month. In fact, the sector made up this lost ground in June gaining 3.1% and traded flat over the entire May-to-November period despite increased concern over tapering, while REITs and Utilities lost 12.9% and 10.1%, respectively.

Though MLPs were stable over this May-to-November period, the broader market rallied, gaining 13.0%. When considering distributions and dividends paid, the sector’s May-to-November underperformance is reduced to 10.7% from 13.0%. This relative weakness may be explained by a number of factors. Clearly, taper fears may have kept investors on the sidelines. Though little long-term correlation can be found between interest rates and asset class performance, MLPs can react in the short run to rate fears as May demonstrated. Additionally, equity supply, through either secondary offerings or initial public offerings, was high in the months of August, September, and October. This high level of equity supply may have simply saturated investor demand over this period. MLP public equity issuance over the twelve-month period (December 2012 to November 2013) totaled $26.2 billion versus the $19.1 billion issued over the same period in the previous year.

MACRO REVIEW

Most subsectors in the midstream, or energy infrastructure, MLP asset class delivered positive performance for the period. On average, the interstate natural gas subsector provided the best performance over the period as a few names benefitted from merger and acquisition (M&A) transactions that enabled greater distribution growth expectations. The gathering and processing subsector, or those providing natural gas logistics services closer to the wellhead followed and, on average, were aided by significant new project development. Importantly, many of these new projects will deliver fee-based services which are expected to not only deliver future distribution growth but should also serve to lower the risk profile of some of the more commodity-sensitive operators. The petroleum product and crude oil subsector, a historically consistent subsector, also delivered strong performance as it continued to benefit from the U.S. energy renaissance in the production of crude oil.

Consistent with the trends we saw in the first half of the 12-month period, those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector likely reflects, we believe, continued market concern

4 OPPENHEIMER STEELPATH MLP INCOME FUND

on the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. E&P, or exploration and production, MLPs appeared to have suffered from a tempering of expectations for crude oil pricing in the face of global economic growth that remains tame while crude production trends continue to improve. Also among the weakest subsectors for the period were the large-cap diversified MLPs. Weakness within this subsector appeared primarily related to depressed natural gas liquids (NGL) pricing which resulted in some disappointing guidance revisions and a market shift toward greater growth prospects that can generally be found in some of the smaller cap names.

FUND REVIEW

Key contributors to the Fund’s performance were Global Partners, LP (GLP) and Buckeye Partners, LP (BPL).

GLP continued to add to its early position in crude-by-rail logistics through both acquisition and garnering additional volume commitments. As a result, the partnership provided 14% and 17% year-over-year distribution growth with its fourth quarter 2012 and first quarter 2013 distributions, respectively, while maintaining strong cash flow coverage. The partnership’s outperformance occurred over the first half of the year with some second-half weakness due to market uncertainty surrounding the potential impact of crude oil basis spread changes. Though we believe the partnership is likely to experience some margin volatility with these changes, the partnership’s leverage and coverage statistics appear well equipped for this environment.

BPL’s units performed well following strong fourth quarter 2012 and first quarter 2013 earnings results and a partial resolution to outstanding Federal Energy Regulatory Commission proceedings. Further, the partnership was able to reestablish a trend of distribution growth as previous capital investments began to be placed in service. The acquisition of assets from Hess Corporation creates an additional platform for the partnership’s growth plans.

Key detractors from the Fund’s performance were Southcross Energy Partners, LP (SXE) and Enbridge Energy Management, LLC (EEQ).

SXE underperformed as operational issues identified in the fourth quarter 2012 continued to impact 2013 earnings results. While these issues led to reduced 2013 EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) guidance, cash flow has been ramping over the remainder of the year and management expects normalized performance by year end.

EEQ traded lower as higher costs at its Liquids segment and low NGL prices at its Natural Gas segment impacted distribution growth expectations. The partnership has since mitigated some of the cash flow headwinds by spinning off (as part of an IPO) a minority stake in the Natural Gas segment.

OPPENHEIMER STEELPATH MLP INCOME FUND 5

OUTLOOK

We believe the environment for domestic midstream, or energy infrastructure, providers remains constructive. While crude oil and NGL prices may experience volatility as production success may at times outpace the logistical and industrial changes needed to spur similar levels of demand, the need for additional energy infrastructure remains acute. Importantly, we believe crude oil and NGL pricing could fall substantially while still supporting robust producer activity and volume growth to the benefit of energy infrastructure operators.

The opportunity set created by the macro trend of dramatic growth in domestic crude oil, natural gas, and NGL production volumes is widespread, robust and long term in nature. We prefer to seek exposure to these dynamics through names with fee or fee-like exposure to this volume growth versus commodity price exposure as we believe such entities offer the most attractive risk-to-reward opportunity within the sector.

6 OPPENHEIMER STEELPATH MLP INCOME FUND

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Equity LP	8.22%
Enbridge Energy Partners LP	6.87%
Williams Partners LP	6.75%
TC Pipelines LP	6.11%
Crestwood Midstream Partners LP	5.81%
Crosstex Energy LP	5.44%
Buckeye Partners LP	5.17%
Boardwalk Pipeline Partners LP	5.05%
Regency Energy Partners LP	4.67%
PVR Partners LP	4.24%

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and based on the total value of investments.

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	Since Inception
Class A (MLPDX)	3/31/10	18.79%	10.10%
Class C (MLPRX)	6/10/11	17.88%	7.96%
Class I (OSPMX)*	6/28/13	N/A	1.90%
Class Y (MLPZX)**	3/31/10	19.19%	10.36%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	Since Inception
Class A (MLPDX)	3/31/10	11.95%	8.33%
Class C (MLPRX)	6/10/11	16.88%	7.96%
Class I (OSPMX)*	6/28/13	N/A	1.90%
Class Y (MLPZX)**	3/31/10	19.19%	10.36%

*	Class I shares commenced operations at the close of business June 28, 2013. Performance shown is since inception.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Alerian MLP Index, and the Lipper Equity Income Funds Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The Lipper Equity

8 OPPENHEIMER STEELPATH MLP INCOME FUND

Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. The Fund has changed its broad-based benchmark Index from the Lipper Equity Income Funds Index to the S&P 500 Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial adviser, visiting oppenheimerfunds.com, or calling 1.800.CALL.OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP INCOME FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $24.00 fee imposed annually on accounts valued at less than $10,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP INCOME FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013 1,2
Class A	$1,000.00	$1,050.20	$6.93
Class C	1,000.00	1,046.00	10.78
Class I	1,000.00	1,019.00	5.77
Class Y*	1,000.00	1,051.60	5.66

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.24	6.83
Class C	1,000.00	1,014.46	10.61
Class I	1,000.00	1,019.26	5.77
Class Y*	1,000.00	1,018.24	5.57

Those annualized expense ratios, excluding indirect expenses from affiliated funds and tax expense, based on the 6-month period ended November 29, 2013 for Classes A, C, and Y and for the period from June 28, 2013 (inception of offering) to November 29, 2013 for Class I are as follows:

Class	Expense Ratios
Class A	1.35%
Class C	2.10
Class I	1.14
Class Y*	1.10

The expense ratios for Classes A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

*	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

1.
Actual expenses paid for Classes A, C, and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 153/365 to reflect the period from June 28, 2013 (inception of offering) to November 29, 2013.

2.
Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OPPENHEIMER STEELPATH MLP INCOME FUND 11

STATEMENT OF INVESTMENTS November 29, 2013*

Description	Shares	Value
Master Limited Partnership Shares — 98.6%
Coal — 4.2%
PVR Partners LP	4,829,738	$119,294,529

Diversified — 6.7%
Williams Partners LP	3,698,062	190,043,406

Gathering/Processing — 27.7%
American Midstream Partners LP 1	693,030	16,424,811
Compressco Partners LP	462,160	9,118,417
Crestwood Midstream Partners LP	7,219,221	163,443,163
Crosstex Energy LP 1	5,747,331	153,108,898
Exterran Partners LP 1	4,159,600	115,761,668
Midcoast Energy Partners LP 1, 2	2,728,741	49,090,051
Regency Energy Partners LP	5,387,930	131,357,733
Southcross Energy Partners LP 1	913,305	17,699,851
Summit Midstream Partners LP	1,230,315	41,313,978
Targa Resources Partners LP	570,751	29,136,839
USA Compression Partners LP 1	2,650,571	64,965,495
Total Gathering/Processing		791,420,904

Natural Gas Pipelines — 21.1%
Boardwalk Pipeline Partners LP	5,396,013	142,130,982
Energy Transfer Equity LP	773,166	57,809,622
Energy Transfer Partners LP	4,272,282	231,386,793
TC Pipelines LP 1	3,513,024	172,138,176
Total Natural Gas Pipelines		603,465,573

Description	Shares	Value
Petroleum Transportation — 26.0%
Arc Logistics Partners LP 1, 2	1,029,058	$20,735,519
Buckeye Partners LP	2,135,592	145,412,459
Delek Logistics Partners LP	123,677	3,732,572
Enbridge Energy Partners LP	6,426,059	193,360,115
Global Partners LP 1	1,855,665	66,599,817
Holly Energy Partners LP	915,162	28,781,845
Martin Midstream Partners LP 1	2,415,455	108,478,084
NuStar Energy LP	1,354,619	72,268,923
NGL Energy Partners LP	1,599,925	51,965,564
Plains All American Pipeline LP	357,631	18,443,031
Sprague Resources LP 2	493,500	8,503,005
TransMontaigne Partners LP	560,614	23,613,062
Total Petroleum Transportation		741,893,996

Propane — 5.5%
Amerigas Partners LP	1,456,318	62,942,064
Ferrellgas Partners LP	1,461,748	35,739,738
Suburban Propane Partners LP	1,250,757	57,397,239
Total Propane		156,079,041

Refined Products/Crude Pipelines — 1.1%
Lehigh Gas Partners LP 1	1,127,152	31,920,945
Shipping — 6.3%
Dynagas LNG Partners LP 2	547,323	10,262,306
KNOT Offshore Partners LP	313,760	8,800,968

12 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Shipping — 6.3% (Continued)
Teekay LNG Partners LP	2,432,084	$99,958,652
Teekay Offshore Partners LP	1,887,356	61,943,024
Total Shipping		180,964,950

Total Master Limited Partnership Shares
(identified cost $2,482,977,691)		2,815,083,344

Common Stock — 0.9%
Petroleum Transportation — 0.9%
Enbridge Energy Management LLC 2	943,664	26,951,035

Total Common Stock
(identified cost $26,990,585)		26,951,035

Preferred Stock — 1.1%
Gathering/Processing— 0.5%
Southcross Energy Partners 3,4 8.00%	755,459	13,432,061

Shipping — 0.6%
Teekay Offshore Partners 7.25%	766,550	19,378,384

Total Preferred Stock
(identified cost $34,339,926)		32,810,445

Private Investment in Public Equity — 0.9%
Petroleum Transportation — 0.9%
NGL Energy Partners LP PIPE Units 2,5	816,200	24,845,128

Total Private Investment in Public Equity
(identified cost $24,151,358)		24,845,128

Description	Shares	Value
Short-Term Investments — 4.0%
Money Market — 4.0%
Fidelity Treasury Portfolio, 0.010% 6	115,769,540	$115,769,540

Total Short-Term Investments
(identified cost $115,769,540)		115,769,540

Total Investments — 105.5%
(identified cost $2,684,229,100)		3,015,459,492
Liabilities In Excess of Other Assets — (5.5)%		(158,999,561)
Net Assets — 100.0%		$2,856,459,931

OPPENHEIMER STEELPATH MLP INCOME FUND 13

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

LLC — Limited Liability Company

LP — Limited Partnership

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the year ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during the year in which the issuer was an affiliate are as follows:

	Shares November 30, 2012	Gross Additions	Gross Reductions	Shares November 29, 2013*
American Midstream Partners LP	394,713	300,577	2,260	693,030
Arc Logistic Partners LP	—	1,029,058	—	1,029,058
Crosstex Energy LP	530,379	5,224,907	7,955	5,747,331
Exterran Partners LP	1,082,252	3,093,588	16,240	4,159,600
Global Partners LP	1,041,706	824,807	10,848	1,855,665
Lehigh Gas Partners LP	—	1,127,152	—	1,127,152
Martin Midstream Partners LP	680,512	1,745,153	10,210	2,415,455
Midcoast Energy Partners LP	—	2,728,741	—	2,728,741
Southcross Energy Partners LP	306,702	611,208	4,605	913,305
TC Pipelines LP	495,302	3,025,157	7,435	3,513,024
USA Compression Partners LP	—	2,650,571	—	2,650,571

	Value	Distributions	Realized Gain/(Loss)
American Midstream Partners LP	16,424,811	986,780	(9,346)
Arc Logistic Partners LP	20,735,519	—	—
Crosstex Energy LP	153,108,898	4,192,288	(10,449)
Exterran Partners LP	115,761,668	5,593,617	(25,621)
Global Partners LP	66,599,817	3,378,342	(6,849)
Lehigh Gas Partners LP	31,920,945	459,321	—
Martin Midstream Partners LP	108,478,084	5,050,595	(7,751)
Midcoast Energy Partners LP	49,090,051	—	—
Southcross Energy Partners LP	17,699,851	1,090,782	14,373
TC Pipelines LP	172,138,176	5,903,679	(45,001)
USA Compression Partners LP	64,965,495	2,706,566	—

2.	Non-income producing security.

3.	All distributions are paid in kind.

4.	Security is convertible from Preferred Units into Common Units on a one-for-one basis.

5.
Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities, acquired on November 29, 2013 for $24,151,358, amount to $24,845,128 or 0.9% of the Fund’s net assets as of November 29, 2013.

6.	Variable rate security; the coupon rate represents the rate at November 29, 2013.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES November 29, 2013*

Assets
Investments at value—see accompanying Statement of Investments:
Unaffiliated companies (cost $2,007,627,004)	$2,198,536,178
Affiliated companies (cost $676,602,096)	816,923,314
3,015,459,492
Deferred tax asset	23,463,309
Dividends receivable	567,262
Receivable for beneficial interest sold	15,842,630
Prepaid expenses	130,322
Total assets	3,055,463,015

Liabilities
Payable for beneficial interest redeemed	2,186,613
Payable for investments purchased	57,166,921
Deferred tax liability	134,592,202
Payable to Manager	1,669,245
Payable for distribution and service plan fees, Class A	288,504
Payable for distribution and service plan fees, Class C	686,987
Payable for income distribution	1,336,526
Transfer agent fees, Class A	269,774
Transfer agent fees, Class C	160,516
Transfer agent fees, Class I	3
Transfer agent fees, Class Y	99,915
Other liabilities	545,878
Total liabilities	199,003,084

Net Assets	$2,856,459,931

Composition of Net Assets
Par value of shares of beneficial interest	$263,893
Paid-in capital	2,666,857,463
Undistributed net investment loss, net of deferred taxes	(21,959,424)
Accumulated undistributed net realized gain on investments, net of deferred taxes	1,368,243
Net unrealized appreciation on investments, net of deferred taxes	209,929,756
Net Assets	$2,856,459,931

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$10.86
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.52
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$10.68
Class I Shares:**
Net asset value, offering price and redemption proceeds per share	$10.97
Class Y Shares:***
Net asset value, offering price and redemption proceeds per share	$10.97

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 15

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Assets:
Class A shares	$1,452,182,024
Class C shares	869,040,650
Class I shares**	112,715
Class Y shares***	535,124,542
Total Net Assets	$2,856,459,931

Shares Outstanding:
Class A shares	133,721,864
Class C shares	81,361,290
Class I shares**	10,273
Class Y shares***	48,799,466
Total Shares Outstanding	263,892,893

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended November 29, 2013*

Investment Income
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$78,155,416
Affiliated Master Limited Partnerships	29,361,970
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(78,155,416)
Affiliated Master Limited Partnerships	(29,361,970)
Dividend income	1,499,548
Total investment income	1,499,548

Expenses
Management fees	14,255,307
Distribution and service plan fees
Class A	2,047,426
Class C	3,987,111
Transfer agent fees
Class A	358,504
Class C	212,894
Class I	4
Class Y	132,778
Administration fees	639,654
Registration fees	587,991
Custody fees	109,552
Tax expense	95,988
Trustees' fees	55,551
CCO Fees	132
Other	1,160,199
Total expenses, before waivers and deferred taxes	23,643,091
Less expense waivers	(1,006,421)
Net expenses, before deferred taxes	22,636,670

Net investment loss, before deferred taxes	(21,137,122)
Deferred tax benefit	7,642,538
Net investment loss, net of deferred taxes	(13,494,584)

Net Realized and Unrealized Losses on Investments:
Net Realized Losses
Investments from
Unaffiliated companies	(8,275,736)
Affiliated companies	(90,644)
Deferred tax benefit	3,157,758
Net realized losses, net of deferred taxes	(5,208,622)
Net Change in Unrealized Appreciation
Investments	295,978,814
Deferred tax expense	(108,293,105)
Net change in unrealized appreciation, net of deferred taxes	187,685,709

Net realized and unrealized gains on investments, net of deferred taxes	182,477,087
Change in net assets resulting from operations	$168,982,503

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year/ Period Ended November 29, 2013*	For the Year Ended November 30, 2012
Operations
Net investment loss, net of deferred taxes	$(13,494,584)	$(3,459,278)
Net realized gains/(losses) on investments, net of deferred taxes	(5,208,622)	6,832,966
Net change in unrealized appreciation on investments, net of deferred taxes	187,685,709	11,180,916
Change in net assets resulting from operations	168,982,503	14,554,604

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(62,917,173)	(18,950,153)
Class C shares	(32,091,774)	(1,256,275)
Class I shares**	(2,144)	—
Class Y shares***	(21,656,010)	(8,487,035)
Distributions to shareholders from return of capital:	(116,667,101)	(28,693,463)
Distributions to shareholders from income:
Class A shares	—	(2,089,209)
Class C shares	—	(138,501)
Class I shares**	—	—
Class Y shares***	—	(935,675)
Distributions to shareholders from income:	—	(3,163,385)
Change in net assets resulting from distributions to shareholders	(116,667,101)	(31,856,848)

Beneficial Interest Transactions
Class A	1,080,780,582	173,125,468
Class C	828,751,322	35,296,069
Class I**	112,026	—
Class Y***	389,711,482	54,281,059
Change in net assets resulting from beneficial interest transactions	2,299,355,412	262,702,596
Change in net assets	2,351,670,814	245,400,352

Net Assets
Beginning of year	504,789,117	259,388,765
End of year	$2,856,459,931	$504,789,117

Undistributed net investment loss, net of deferred taxes	$(21,959,424)	$(5,301,455)

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 29, 2013*		Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 1
Per Share Operating Data
Net asset value, beginning period	$9.83		$10.14	$10.83	$10.00
Income/(loss) from investment operations:
Net investment loss 2	(0.09)		(0.09)	(0.09)	(0.04)
Return of capital 2	0.49		0.48	0.47	0.31
Net realized and unrealized gains/(losses)	1.41		0.08	(0.24)	1.00
Total from investment operations	1.81		0.47	0.14	1.27
Distributions to shareholders:
Return of capital	(0.78)		(0.70)	(0.83)	(0.44)
Income	—		(0.08)	—	—
Total distributions to shareholders	(0.78)		(0.78)	(0.83)	(0.44)
Net asset value, end of period	$10.86		$9.83	$10.14	$10.83

Total Return, at Net Asset Value 3	18.79%		4.61%	1.27%	13.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,452,182		$333,544	$172,056	$58,464
Ratio of Expenses to Average Net Assets: 4
Before (waivers) and deferred tax expense	1.42%		1.51%	1.62%	1.93%
Expense (waivers)	(0.07%)		(0.16%)	(0.27%)	(0.58%)
Net of (waivers) and before deferred tax expense	1.35	%5	1.35%	1.35%	1.35%
Deferred tax expense 6	6.97%		2.02%	(0.77%)	17.05%
Total expense	8.32%		3.37%	0.58%	18.40%

Ratio of Investment Loss to Average Net Assets: 4
Before (waivers) and deferred tax expense	(1.32%)		(1.51%)	(1.61%)	(1.54%)
Expense (waivers)	(0.07%)		(0.16%)	(0.27%)	(0.58%)
Net of (waivers) and before deferred tax expense	(1.25%)		(1.35%)	(1.34%)	(0.96%)
Deferred tax benefit 7	0.45%		0.47%	0.50%	0.39%
Net investment loss	(0.80%)		(0.88%)	(0.84%)	(0.57%)

Portfolio Turnover Rate	4%		29%	24%	15%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 29, 2013*		Year Ended November 30, 2012	Period Ended November 30, 2011 1
Per Share Operating Data
Net asset value, beginning of period	$9.75		$10.13	$10.66
Income/(loss) from investment operations:
Net investment loss 2	(0.14)		(0.13)	(0.06)
Return of capital 2	0.50		0.51	0.26
Net realized and unrealized gains/(losses)	1.35		0.02	(0.34)
Total from investment operations	1.71		0.40	(0.14)
Distributions to shareholders:
Return of capital	(0.78)		(0.70)	(0.39)
Income	—		(0.08)	—
Total distributions to shareholders	(0.78)		(0.78)	(0.39)
Net asset value, end of period	$10.68		$9.75	$10.13

Total Return, at Net Asset Value 3	17.88%		3.89%	(1.31%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$869,041		$36,764	$2,826
Ratio of Expenses to Average Net Assets: 4
Before (waivers) and deferred tax expense	2.18%		2.37%	4.44%
Expense (waivers)	(0.07%)		(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense	2.11	%5	2.10%	2.10%
Deferred tax expense 6	5.39%		1.78%	(1.31%)
Total expense	7.50%		3.88%	0.79%

Ratio of Investment Loss to Average Net Assets: 4
Before (waivers) and deferred tax expense	(2.08%)		(2.37%)	(4.44%)
Expense (waivers)	(0.07%)		(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense	(2.01%)		(2.10%)	(2.10%)
Deferred tax benefit 7	0.73%		0.75%	0.79%
Net investment loss	(1.28%)		(1.35%)	(1.31%)

Portfolio Turnover Rate	4%		29%	24%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 10, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net expense ratio would be 2.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net asset value, beginning of period	$11.15
Income/(loss) from investment operations:
Net investment loss 3	(0.03)
Return of capital 3	0.22
Net realized and unrealized gains	0.02
Total from investment operations	0.21
Distributions to shareholders:
Return of capital	(0.39)
Income	—
Total distributions to shareholders	(0.39)
Net asset value, end of period	$10.97

Total Return, at Net Asset Value 4	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113
Ratio of Expenses to Average Net Assets: 5
Before deferred tax expense	1.16	%6
Deferred tax expense 7	2.23%
Total expense	3.39%

Ratio of Investment Loss to Average Net Assets: 5
Before deferred tax expense	(1.05%)
Deferred tax benefit 8	0.37%
Net investment loss	(0.68%)

Portfolio Turnover Rate	4%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Shares commenced operations at the close of business June 28, 2013.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 1.14%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 39, 2013*, 1		Year Ended November 30, 2012 1	Year Ended November 30, 2011 1	Period Ended November 30, 2010 1,2
Per Share Operating Data
Net asset value, beginning of period	$9.89		$10.17	$10.84	$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.07)		(0.07)	(0.08)	(0.03)
Return of capital 3	0.49		0.49	0.47	0.29
Net realized and unrealized gains/(losses)	1.44		0.08	(0.23)	1.02
Total from investment operations	1.86		0.50	0.16	1.28
Distributions to shareholders:
Return of capital	(0.78)		(0.70)	(0.83)	(0.44)
Income	—		(0.08)	—	—
Total distributions to shareholders	(0.78)		(0.78)	(0.83)	(0.44)
Net asset value, end of period	$10.97		$9.89	$10.17	$10.84

Total Return, at Net Asset Value 4	19.19%		4.89%	1.46%	13.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$535,124		$134,481	$84,506	$68,368
Ratio of Expenses to Average Net Assets: 5
Before (waivers) and deferred tax expense	1.18%		1.27%	1.37%	1.62%
Expense (waivers)	(0.07%)		(0.17%)	(0.27%)	(0.52%)
Net of (waivers) and before deferred tax expense	1.11	%6	1.10%	1.10%	1.10%
Deferred tax expense 7	6.68%		2.10%	(0.65%)	17.22%
Total expense	7.79%		3.20%	0.45%	18.32%

Ratio of Investment Loss to Average Net Assets: 5
Before (waivers) and deferred tax expense	(1.08%)		(1.27%)	(1.37%)	(1.24%)
Expense (waivers)	(0.07%)		(0.17%)	(0.27%)	(0.52%)
Net of (waivers) and before deferred tax expense	(1.01%)		(1.10%)	(1.10%)	(0.72%)
Deferred tax benefit 8	0.37%		0.38%	0.41%	0.29%
Net investment loss	(0.64%)		(0.72%)	(0.69%)	(0.43%)

Portfolio Turnover Rate	4%		29%	24%	15%

*	November 29, 2013 represents the last business day in the Fund’s fiscal year. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 1.10%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to generate a high level of inflation-protected current income, primarily through investments in the larger, more liquid energy Master Limited Partnerships. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”).

The Fund offers Class A, Class C, Class I shares, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 new initial purchasers of Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one

OPPENHEIMER STEELPATH MLP INCOME FUND 23

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 90% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Annual Periods. The last day of the Fund’s annual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes:

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.6% for state and local tax, net of federal tax expense.

24 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following for the year ended November 29, 2013:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$93,266,359
State	4,226,450
Total deferred tax expense	$97,492,809

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Amount
Application of statutory income tax rate	$93,266,359
State income taxes net of federal benefit	4,263,605
Change in Estimated State Tax Rate, Net of Federal Tax Benefit/(Expense)	(37,155)
Total income tax expense (benefit)	$97,492,809

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative

OPPENHEIMER STEELPATH MLP INCOME FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 29, 2013, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of November 29, 2013 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$22,921,514
Capital loss carryforward (tax basis)	541,795
23,463,309
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(134,592,202)
Total net deferred tax asset/(liability)	$(111,128,893)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 29, 2013, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

26 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

At November 29, 2013, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	50,224,110
Total	$62,627,087

At November 29, 2013, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2018	$1,480,315
Total	$1,480,315

At November 29, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,644,704,974
Gross Unrealized Appreciation	$403,598,167
Gross Unrealized Depreciation	(32,843,649)
Net Unrealized Appreciation (Depreciation) on Investments	$370,754,518

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

OPPENHEIMER STEELPATH MLP INCOME FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed monthly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2014. For the year ended November 29, 2013, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 29, 2013, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

28 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER STEELPATH MLP INCOME FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

30 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

OPPENHEIMER STEELPATH MLP INCOME FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

32 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$2,815,083,344	$—	$—	$2,815,083,344
Common Stock*	26,951,035	—	—	26,951,035
Preferred Stock*	19,378,384	13,432,061	—	32,810,445
Private Investment in Public Equity*	—	24,845,128	—	24,845,128
Short Term Investments	115,769,540	—	—	115,769,540
Total Assets	$2,977,182,303	$38,277,189	$—	$3,015,459,492

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 29, 2013.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

OPPENHEIMER STEELPATH MLP INCOME FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year/Period Ended November 29, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	117,510,304	$1,270,519,892	26,838,018	$273,658,796
Dividends and/or distributions reinvested	4,344,726	46,776,056	1,518,859	15,375,061
Redeemed	(22,070,867)	(236,515,366)	(11,394,240)	(115,908,389)
Net increase	99,784,163	$1,080,780,582	16,962,637	$173,125,468

Class C
Sold	77,467,656	$827,488,848	3,488,506	$35,251,238
Dividends and/or distributions reinvested	2,087,393	22,272,213	88,955	888,711
Redeemed	(1,965,065)	(21,009,739)	(85,093)	(843,880)
Net increase	77,589,984	$828,751,322	3,492,368	$35,296,069

Class I*
Sold	10,088	$110,000	—	$—
Dividends and/or distributions reinvested	185	2,026	—	—
Redeemed	—	—	—	—
Net increase	10,273	$112,026	—	$—

Class Y**
Sold	43,952,454	$479,650,333	10,275,296	$105,610,038
Dividends and/or distributions reinvested	1,590,680	17,305,065	821,796	8,372,978
Redeemed	(10,336,556)	(107,243,916)	(5,810,968)	(59,701,957)
Net increase	35,206,578	$389,711,482	5,286,124	$54,281,059

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

34 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 29, 2013, were as follows:

	Purchases	Sales
Investment securities	$2,283,730,420	$64,543,178

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

The Adviser has agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed a certain limit with respect to each class of the Fund. The Expense Limitation Agreement has the effect of capping the Income Fund’s Class A, C, and Y share classes at 1.35%, 2.10%, and 1.10%, respectively. A Fund’s net expenses will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s net expenses for each class of shares is increased by the amount of this expense. The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 29, 2015 with the approval of the Trust’s Board of Trustees.

The following table represents amounts eligible for recovery at November 29, 2013:

Eligible expense recoupment expiring:
November 30, 2014	$574,482
November 30, 2015	683,544
November 30, 2016	1,006,421

OPPENHEIMER STEELPATH MLP INCOME FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

As of November 29, 2013, the Adviser did not recoup any expenses.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the Plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.

Transfer Agent Fees. UMB Fund Services (“UMB”) acted as the transfer and shareholder servicing agent for the Fund through the close of business October 18, 2013. Effective October 19, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective October 19, 2013, the Transfer Agent has retained Shareholder Services, Inc., an affiliate of OFI Global, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

36 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 29, 2013	$1,818,813	$79,986

Related Party. The Interested Trustee and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

OPPENHEIMER STEELPATH MLP INCOME FUND 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Income Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Income Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 29, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 29, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Income Fund as of November 29, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 11, which is the responsibility of the Fund’s management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 27, 2014

38 OPPENHEIMER STEELPATH MLP INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MLP INCOME FUND 39

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI had over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Gabriel Hammond, Stuart Cartner, and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail equity energy funds. The Board noted that the Fund underperformed its category median for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail equity energy funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was higher than its peer group median and category median, but its total expenses, after waivers, were lower than its peer group median and category median. The Board also considered that within the total asset range of $250-500 million, the Fund’s effective management fee was higher than its peer group median and equal to its category median. The Board considered that the Manager has contractually agreed to limit the Fund’s total operating expenses to 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. The fee limitation may not be amended or terminated prior to March 29, 2015, unless approved by the Board.

40 OPPENHEIMER STEELPATH MLP INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

Economies of Scale and Profits Realized by the Adviser. The Board considered information regarding OFI SteelPath’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MLP INCOME FUND 41

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES
The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees and Trustee (since 2012) Year of Birth: 1940
Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2012) Year of Birth: 1938
Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942
Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP INCOME FUND 43

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948
Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946
Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Adviser at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Adviser to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951
Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2012) Year of Birth: 1944
Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986- 2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP INCOME FUND 45

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942
Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953
Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992- 2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945
Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER
Mr. Glavin is an “Interested Director” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as an officer and director of OFI Global Asset Management, Inc. and a director of OppenheimerFunds, Inc., and as a shareholder of the OppenheimerFunds, Inc.’s parent company. Both as a Director and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2012) Year of Birth: 1958
Director, Chairman and Chief Executive Officer of OFI Global Asset Management, Inc. (since January 2013); President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chairman of OppenheimerFunds, Inc. (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of OppenheimerFunds, Inc. (since January 2009); President of OppenheimerFunds, Inc. (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (OppenheimerFunds, Inc.’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP INCOME FUND 47

TRUSTEES AND OFFICERS Unaudited / (Continued)

OTHER OFFICERS OF THE TRUSTS
The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Hammond, Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Gabriel Hammond, Vice President (since 2012) Year of Birth: 1979
Senior Vice President of the Manager (since December 2012); Founder, Member and Portfolio Manager, SteelPath Fund Advisers LLC (2004−2012); Founder, Member and Portfolio Manager, SteelPath Capital Management LLC (2004-2012); Goldman, Sachs & Co., Energy Research Division, (2001–2004). An officer of other portfolios in the OppenheimerFunds complex.

Stuart Cartner, Vice President (since 2012) Year of Birth: 1960
Vice President of the Manager (since December 2012); Member and Portfolio Manager (2009−2012), SteelPath Fund Advisers LLC; Member and Portfolio Manager (2007−2012) SteelPath Capital Managerment LLC; Goldman Sachs, Vice President (1988−2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1973
Vice President of the Manager (since December 2012); Member and Portfolio Manager, SteelPath Fund Advisers LLC (2009–2012); Portfolio Manager, Swank Capital LLC, a Dallas, Texas-based investment firm, (2005–2009). An officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958
Executive Vice President, Secretary and General Counsel of OFI Global Asset Management (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

48 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Christina M. Nasta, Vice President and Chief Business Officer (since 2012) Year of Birth: 1973
Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (July 2010-December 2012); Vice President of OppenheimerFunds, Inc. (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2012) Year of Birth: 1950
Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (March 2004-December 2012); Chief Compliance Officer of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959
Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000- June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000- June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL.OPP (225.5677).

OPPENHEIMER STEELPATH MLP INCOME FUND 49

OPPENHEIMER STEELPATH MLP INCOME FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

50 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP INCOME FUND 51

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

We send your financial adviser (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•
All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•
Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

52 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

OPPENHEIMER STEELPATH MLP INCOME FUND 53

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54 OPPENHEIMER STEELPATH MLP INCOME FUND

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OPPENHEIMER STEELPATH MLP INCOME FUND 55

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1390.001.1113 January 24, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

STEELPATH MLP ALPHA PLUS FUND

ANNUAL REPORT 11.30.2013

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	39
Board Approval of the Fund’s Investment Advisory Agreement	40
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	43
Trustees and Officers	44
Privacy Policy Notice	52

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index	Lipper Equity Income Funds Index
1-Year	25.59%	18.32%	30.30%	21.61%	27.17%
Since Inception (2/6/12)	16.18	12.45	20.30	14.92	18.21

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677).

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

2 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Performance Discussion

We thank you for investing with Oppenheimer SteelPath MLP Funds. Our fiscal year ended on November 29, 2013 and we would like to share our thoughts on the fiscal period covering December 1, 2012 to November 29, 2013.

The Fund’s Class A shares (without sales charge) produced a total return of 25.59% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZX), provided a total return of 21.61%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 30.30%.

Over the twelve-month period, the MLP sector underperformed the broader markets. Notably, MLPs underperformed the S&P 500 Index in the first of those months, December 2012, by approximately 400 basis points (bps) as it appears typical year-end tax loss selling may have also been combined with selling from investors looking to capture gains ahead of potential 2013 tax changes. Such personal income tax management seems often to impact MLPs more than the broader markets perhaps owing to the fact that the MLP investor base remains dominated by individual investors.

The December 2012 weakness was offset by a January rally of 11.9%. Over the 2012 calendar year, MLPs underperformed the broader markets by 14.7% and so the

*
Class A shares incepted on 2/6/12. Effective June 28, 2013 Class I shares, which incepted on 12/30/11, were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

January rally appeared to have largely reflected a bounce from this weakness. For context, the January rally was second only to the 13.9% gain in January 2009 when the sector bounced from an over-sold condition in the wake of the financial crisis.

Following the January 2013 rally, the sector generally traded in line with the broader markets until underperforming in May 2013, when fears of rising interest rates due to potential tapering of asset purchases by the Federal Reserve (the Fed) appeared to spark profit taking. While MLPs lost 2.9% in May versus a broader market gain of 2.0%, the sector provided greater stability than other yielding equities such as Real Estate Investment Trusts (REITs), which lost 6.1%, and Utilities, which lost 10.0%, over the month. In fact, the sector made up this lost ground in June gaining 3.1% and traded flat over the entire May-to-November period despite increased concern over tapering, while REITs and Utilities lost 12.9% and 10.1%, respectively.

Though MLPs were stable over this May-to-November period, the broader market rallied, gaining 13.0%. When considering distributions and dividends paid, the sector’s May-to-November underperformance is reduced to 10.7% from 13.0%. This relative weakness may be explained by a number of factors. Clearly, taper fears may have kept investors on the sidelines. Though little long-term correlation can be found between interest rates and asset class performance, MLPs can react in the short run to rate fears as May demonstrated. Additionally, equity supply, through either secondary offerings or initial public offerings, was high in the months of August, September, and October. This high level of equity supply may have simply saturated investor demand over this period. MLP public equity issuance over the twelve-month period (December 2012 to November 2013) totaled $26.2 billion versus the $19.1 billion issued over the same period in the previous year.

MACRO REVIEW

Most subsectors in the midstream, or energy infrastructure, MLP asset class delivered positive performance for the period. On average, the interstate natural gas subsector provided the best performance over the period as a few names benefitted from merger and acquisition (M&A) transactions that enabled greater distribution growth expectations. The gathering and processing subsector, or those providing natural gas logistics services closer to the wellhead followed and, on average, were aided by significant new project development. Importantly, many of these new projects will deliver fee-based services which are expected to not only deliver future distribution growth but should also serve to lower the risk profile of some of the more commodity-sensitive operators. The petroleum product and crude oil subsector, a historically consistent subsector, also delivered strong performance as it continued to benefit from the U.S. energy renaissance in the production of crude oil.

Consistent with the trends we saw in the first half of the 12-month period, those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness

4 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

within the coal subsector likely reflects, we believe, continued market concern on the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. E&P, or exploration and production, MLPs appeared to have suffered from a tempering of expectations for crude oil pricing in the face of global economic growth that remains tame while crude production trends continue to improve. Also among the weakest subsectors for the period were the large-cap diversified MLPs. Weakness within this subsector appeared primarily related to depressed natural gas liquids (NGL) pricing which resulted in some disappointing guidance revisions and a market shift toward greater growth prospects that can generally be found in some of the smaller cap names.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity, L.P. (ETE) and Genesis Energy, LP (GEL). The Fund also obtains leverage through borrowing, which contributed positively to its performance this reporting period.

ETE traded well on brighter distribution growth prospects at Energy Transfer Partners (ETP), one of the operating MLPs controlled by general partner ETE. ETP’s distribution growth expectations were improved by corporate transactions between some of the entities, namely ETE’s purchase of a stake in Sunoco Logistics’ incentive distribution rights (IDRs) from ETP. Further, the Department of Energy provided approval for the Energy Transfer’s project to export liquefied natural gas (LNG) to non-free trade agreement nations which added significantly to the entities’ backlog of projects.

GEL’s strong performance over the first half of the period appeared to reflect greater market recognition of the partnership’s growth prospects following a string of strong quarterly earnings reports. The partnership owns a diverse and strategically well positioned footprint of crude oil handling and transportation assets which we believe is well positioned to continue to benefit from the macro trend of robust domestic crude oil production growth.

Key detractors from the Fund’s performance were ONEOK Partners, L.P. (OKS) and Enbridge Energy Partners, L.P. (EEP).

OKS’s units came under pressure as NGL price weakness resulted in disappointing guidance revisions for the coming year. However, the partnership’s large slate of fee-based organic growth projects will significantly lower its exposure to commodity price changes post completion. Given the stability of projects under development, the partnership is looking for healthy distribution growth of 6-8% per year for 2013-16.

EEP traded lower as higher costs at its Liquids segment and low NGL prices at its Natural Gas segment impacted

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

distribution growth expectations. The partnership has since mitigated some of the cash flow headwinds by spinning off (as part of an IPO) a minority stake in the Natural Gas segment.

OUTLOOK

We believe the environment for domestic midstream, or energy infrastructure, providers remains constructive. While crude oil and NGL prices may experience volatility as production success may at times outpace the logistical and industrial changes needed to spur similar levels of demand, the need for additional energy infrastructure remains acute. Importantly, we believe crude oil and NGL pricing could fall substantially while still supporting robust producer activity and volume growth to the benefit of energy infrastructure operators.

The opportunity set created by the macro trend of dramatic growth in domestic crude oil, natural gas, and NGL production volumes is widespread, robust and long term in nature. We prefer to seek exposure to these dynamics through names with fee or fee-like exposure to this volume growth versus commodity price exposure as we believe such entities offer the most attractive risk-to-reward opportunity within the sector.

6 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Equity LP	8.90%
Enterprise Products Partners LP	8.32%
Plains All American Pipeline LP	7.44%
Sunoco Logistics Partners LP	6.96%
Magellan Midstream Partners LP	6.18%
TC Pipelines LP	5.16%
MarkWest Energy Partners LP	5.05%
Genesis Energy LP	4.92%
Williams Partners LP	4.84%
Buckeye Partners LP	4.74%

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and based on the total value of investments.

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	Since Inception
Class A (MLPLX)	2/6/12	25.59%	16.18%
Class C (MLPMX)	5/22/12	24.50%	21.70%
Class I (OSPPX)*	6/28/13	N/A	3.71%
Class Y (MLPNX)**	12/30/11	25.92%	16.41%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	Since Inception
Class A (MLPLX)	2/6/12	18.32%	12.45%
Class C (MLPMX)	5/22/12	23.50%	21.70%
Class I (OSPPX)*	6/28/13	N/A	3.71%
Class Y (MLPNX)**	12/30/11	25.92%	16.41%

*	Class I shares commenced operations at the close of business June 28, 2013. Performance shown is since inception.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Alerian MLP Index, and the Lipper Equity Income Funds Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The Lipper Equity

8 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. The Fund has changed its broad-based benchmark Index from the Lipper Equity Income Funds Index to the S&P 500 Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial adviser, visiting oppenheimerfunds.com, or calling 1.800.CALL.OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $24.00 fee imposed annually on accounts valued at less than $10,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013 1,2
Class A	$1,000.00	$1,087.60	$10.46
Class C	1,000.00	1,082.70	14.35
Class I	1,000.00	1,037.10	8.94
Class Y*	1,000.00	1,089.10	9.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,014.98	10.10
Class C	1,000.00	1,011.22	13.85
Class I	1,000.00	1,016.23	8.85
Class Y*	1,000.00	1,014.98	8.84

Those annualized expense ratios, excluding indirect expenses from affiliated funds, tax expense, and interest expense, based on the 6-month period ended November 29, 2013 for Classes A, C, and Y and for the period from June 28, 2013 (inception of offering) to November 29, 2013 for Class I are as follows:

Class	Expense Ratios
Class A	2.00%
Class C	2.75
Class I	1.75
Class Y*	1.75

The expense ratios reflect contractual waivers and/or reimbursements of expenses for Classes A, C, and Y by the Fund’s Manager. For Class I only the Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Net expenses” would not exceed 1.75% of average annual net assets. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

*	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

1.
Actual expenses paid for Classes A, C, and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 153/365 to reflect the period from June 28, 2013 (inception of offering) to November 29, 2013.

2.
Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

STATEMENT OF INVESTMENTS November 29, 2013*

Description	Shares	Value
Master Limited Partnership Shares — 132.1%
Coal — 0.3%
PVR Partners LP	16,558	$408,983

Diversified — 22.1%
Enterprise Products Partners LP 1	304,994	19,205,472
ONEOK Partners LP 1	154,474	8,273,627
Williams Partners LP 1	217,545	11,179,638
Total Diversified		38,658,737

Gathering/Processing — 27.3%
Access Midstream Partners LP 1	135,208	7,594,633
DCP Midstream Partners LP 1	146,268	7,047,192
MarkWest Energy Partners LP 1	168,733	11,654,388
Regency Energy Partners LP 1	396,154	9,658,235
Targa Resources Partners LP 1	132,044	6,740,846
Western Gas Partners LP 1	78,861	5,021,869
Total Gathering/Processing		47,717,163

Natural Gas Pipelines — 31.6%
El Paso Pipeline Partners LP 1	232,702	9,675,749
Energy Transfer Equity LP 1	274,818	20,548,142
EQT Midstream Partners LP 1	110,203	6,060,063
Spectra Energy Partners LP 1	156,535	7,037,813
TC Pipelines LP 1	242,821	11,898,229
Total Natural Gas Pipelines		55,219,996

Description	Shares	Value
Petroleum Transportation — 50.8%
Buckeye Partners LP 1	160,660	$10,939,339
Genesis Energy LP 1	218,984	11,360,890
Holly Energy Partners LP 1	266,756	8,389,476
Magellan Midstream Partners LP 1	229,600	14,267,344
Plains All American Pipeline LP 1	332,990	17,172,294
Sunoco Logistics Partners LP 1	226,797	16,052,692
Tesoro Logistics LP 1	99,482	5,098,453
TransMontaigne Partners LP 1	130,083	5,479,096
Total Petroleum Transportation		88,759,584

Total Master Limited Partnership Shares
(identified cost $210,684,717)		230,764,463

Common Stock — 3.4%
Diversified — 3.4%
ONEOK, Inc.	103,640	6,018,375

Total Common Stock
(identified cost $5,439,143)		6,018,375

Private Investment in Public Equity — 2.7%
Petroleum Transportation — 2.7%
NGL Energy Partners LP PIPE Units 2,3	152,000	4,626,880

Total Private Investment in Public Equity
(identified cost $4,497,680)		4,626,880

12 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Short-Term Investments — 0.3%
Money Market — 0.3%
Fidelity Treasury Portfolio, 0.010% 4	474,127	$474,127
Total Short-Term Investments
(identified cost $474,127)		474,127

Total Investments — 138.5%
(identified cost $221,095,667)		241,883,845
Liabilities In Excess of Other Assets — (38.5)%		(67,216,459)
Net Assets — 100.0%		$174,667,386

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

*	November 29, 2013 represents the last day of the Fund’s annual period. See Note 1 of the accompanying notes.

LP — Limited Partnership

1.
As of November 29, 2013, all or a portion of the security has been pledged as collateral to cover borrowing. The market value of the securities in the pledged account totaled $127,685,506 as of November 29, 2013. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 6 of the Notes to Financial Statements for additional information.

2.	Non-income producing security.

3.
Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities, acquired on November 29, 2013 for $4,497,680, amount to $4,626,880 or 2.7% of the Fund’s net assets as of November 29, 2013.

4.	Variable rate security; the coupon rate represents the rate at November 29, 2013.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES November 29, 2013*

Assets
Investments at value - see accompanying Statement of Investments:
Investment securities:
At cost	$221,095,667
At value	$241,883,845
Cash used for borrowing	1,543,887
Deferred tax asset	820,524
Dividends receivable	22
Receivable for beneficial interest sold	1,018,262
Prepaid expenses	44,958
Total assets	245,311,498

Liabilities
Interest expense payable	52,842
Payable for beneficial interest redeemed	109,377
Payable for investments purchased	4,907,518
Deferred tax liability	7,727,240
Payable to Manager	181,594
Payable for distribution and service plan fees, Class A	21,638
Payable for distribution and service plan fees, Class C	12,650
Payable on borrowing (See Note 6)	57,500,000
Transfer agent fees, Class A	20,228
Transfer agent fees, Class C	2,947
Transfer agent fees, Class I	2
Transfer agent fees, Class Y	9,202
Trustees' fees	771
Other liabilities	98,103
Total liabilities	70,644,112

Net Assets	$174,667,386

Composition of Net Assets
Par value of shares of beneficial interest	$14,835
Paid-in capital	162,841,880
Undistributed net investment loss, net of deferred taxes	(1,248,326)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(58,344)
Net unrealized appreciation on investments, net of deferred taxes	13,117,341
Net Assets	$174,667,386

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$11.77
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.49
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$11.64
Class I Shares:**
Net asset value, offering price and redemption proceeds per share	$11.81
Class Y Shares:***
Net asset value, offering price and redemption proceeds per share	$11.84

Net Assets:
Class A shares	$108,563,423
Class C shares	16,317,454
Class I shares**	10,226
Class Y shares***	49,776,283
Total Net Assets	$174,667,386

Shares Outstanding:
Class A shares	9,227,016
Class C shares	1,401,542
Class I shares**	866
Class Y shares***	4,205,467
Total Shares Outstanding	14,834,891

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF OPERATIONS For the Year Ended November 29, 2013*

Investment Income
Distributions from Master Limited Partnerships	$6,091,829
Less return of capital on distributions	(6,091,829)
Dividend income	38,675
Total investment income	38,675

Expenses
Management fees	1,022,604
Distribution and service plan fees
Class A	126,427
Class C	65,647
Transfer agent fees
Class A	26,836
Class C	3,867
Class I	2
Class Y	12,255
Registration fees	104,512
Transfer agent fees**	102,616
Legal, auditing, and other professional fees	96,332
Administration fees	51,879
Custody fees	24,199
Trustees' fees	12,792
Tax expense	1,912
CCO Fees	132
Other	15,822
Total expenses, before waivers and deferred taxes	1,667,834
Less expense waivers	(42,202)
Net expenses, before interest expense from payable on borrowing and deferred taxes	1,625,632
Interest expense from payable on borrowing	324,289
Net expenses, before deferred taxes	1,949,921

Net investment loss, before deferred taxes	(1,911,246)
Deferred tax benefit	705,126
Net investment loss, net of deferred taxes	(1,206,120)

Net Realized and Unrealized Losses on Investments:
Net Realized Losses
Investments	(19,888)
Deferred tax benefit	7,044
Net realized losses, net of deferred taxes	(12,844)
Net Change in Unrealized Appreciation
Investments	20,515,180
Deferred tax expense	(7,569,282)
Net change in unrealized appreciation, net of deferred taxes	12,945,898

Net realized and unrealized gains on investments, net of deferred taxes	12,933,054
Change in net assets resulting from operations	$11,726,934

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	Fees paid under previous transfer agent. See Note 5 of the accompanying notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year/ Period Ended November 29, 2013*	For the Period Ended November 30, 2012**
Operations
Net investment loss, net of deferred taxes	$(1,206,120)	$(42,206)
Net realized losses on investments, net of deferred taxes	(12,844)	(45,500)
Net change in unrealized appreciation on investments, net of deferred taxes	12,945,898	171,443
Change in net assets resulting from operations	11,726,934	83,737

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(3,263,118)	(118,634)
Class C shares	(437,003)	(15,486)
Class I shares***	(3,091)	—
Class Y shares****	(1,546,992)	(59,951)
Change in net assets resulting from distributions to shareholders	(5,250,204)	(194,071)

Beneficial Interest Transactions
Class A	97,764,613	6,958,027
Class C	15,275,558	589,566
Class I***	13,648	—
Class Y****	46,014,214	1,685,364
Change in net assets resulting from beneficial interest transactions	159,068,033	9,232,957
Change in net assets	165,544,763	9,122,623

Net Assets
Beginning of year	9,122,623	—
End of year	$174,667,386	$9,122,623

Undistributed net investment loss, net of deferred taxes	$(1,248,326)	$(42,206)

*	November 29, 2013 represents the last business day of the Fund’s annual period. See Note 1 of the accompanying notes.

**	The Fund commenced operations on the close of business December 30, 2011.

***	Class I shares commenced operations at the close of business June 28, 2013.

****	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF CASH FLOWS For the year ended November 29, 2013*

Cash flows from operating activities
Net increase in net assets resulting from operations	$11,726,934
Non cash items included in operations:
Deferred income taxes	6,857,114
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(231,112,503)
Sales of long-term portfolio investments	16,489,083
Purchases of short-term portfolio investments, net	(474,127)
Return of beneficial interest on distributions from Master Limited Partnerships	6,091,829
Decrease in receivable for investments sold	185,071
Increase in receivable for beneficial interest	(1,018,262)
Increase in prepaid expenses	(21,705)
Increase in dividends receivable	(22)
Increase in payable for beneficial interest	104,613
Increase in payable to Manager	165,686
Increase in payable for investments purchased	4,549,301
Increase in transfer agent fees, Class A	20,228
Increase in transfer agent fees, Class C	2,947
Increase in transfer agent fees, Class I	2
Increase in transfer agent fees, Class Y	9,202
Increase in Trustees’ fees	771
Increase in payable for distribution and service plan fees, Class A	20,194
Increase in payable for distribution and service plan fees, Class C	12,613
Increase in interest expense payable	52,314
Increase in other liabilities	27,273
Net realized loss on investments	19,888
Net change in accumulated unrealized appreciation on investments	(20,515,180)
Net cash used in operating activities	(206,806,736)

Cash flows from financing activities
Proceeds from beneficial interest sold	175,580,209
Payment of beneficial interest redeemed	(21,227,105)
Distributions paid to shareholders, net of reinvestments	(535,276)
Net increase in payable on borrowing	54,338,796
Net cash provided by financing activities	208,156,624

Net change in cash	1,349,888
Cash at beginning of period	193,999
Cash at end of period	$1,543,887

*	November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

Supplemental disclosure of cash flow information:
Cash paid on interest of $271,975.
Non-cash financing activities not included consist of reinvestment of dividends and distributions of $4,714,928.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 29, 2013*		Period Ended November 30, 2012 1
Per Share Operating Data
Net asset value, beginning of period	$9.93		$10.14
Income/(loss) from investment operations:
Net investment loss 2	(0.17)		(0.14)
Return of capital 2	0.54		0.46
Net realized and unrealized gains	2.13		0.12
Total from investment operations	2.50		0.44
Distributions to shareholders:
Return of capital	(0.66)		(0.65)
Net asset value, end of period	$11.77		$9.93

Total Return, at Net Asset Value 3	25.59%		4.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,563		$6,915
Ratio of Expenses to Average Net Assets: 4
Before (waivers) and deferred tax expense	2.45%		9.02%
Expense (waivers)	(0.05%)		(6.42%)
Net of (waivers) and before deferred tax expense	2.40	%5	2.60	%6
Deferred tax expense 7	8.38%		4.04%
Total expense	10.78%		6.64%

Ratio of Investment Loss to Average Net Assets: 4
Before (waivers) and deferred tax expense	(2.40%)		(9.02%)
Expense (waivers)	(0.05%)		(6.42%)
Net of (waivers) and before deferred tax expense	(2.35%)		(2.60%)
Deferred tax benefit 8	0.87%		0.97%
Net investment loss	(1.48%)		(1.63%)

Portfolio Turnover Rate	15%		69%

*	November 29, 2013 represents the last business day in the Funds fiscal year. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business February 6, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 2.00%.
6.	Includes interest expense. Without interest expense, the net expense ratio would be 2.00%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 29, 2013*		Period Ended November 30, 2012 1
Per Share Operating Data
Net asset value, beginning of period	$9.91		$9.45
Income/(loss) from investment operations:
Net investment loss 2	(0.22)		(0.11)
Return of capital 2	0.55		0.28
Net realized and unrealized gains	2.06		0.62
Total from investment operations	2.39		0.79
Distributions to shareholders:
Return of capital	(0.66)		(0.33)
Net asset value, end of period	$11.64		$9.91

Total Return, at Net Asset Value 3	24.50%		8.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,317		$604
Ratio of Expenses to Average Net Assets: 4
Before (waivers) and deferred tax expense	3.20%		11.88%
Expense (waivers)	(0.05%)		(8.57%)
Net of (waivers) and before deferred tax expense	3.15	%5	3.31	%6
Deferred tax expense 7	8.16%		4.16%
Total expense	11.31%		7.47%

Ratio of Investment Loss to Average Net Assets: 4
Before (waivers) and deferred tax expense	(3.15%)		(11.88%)
Expense (waivers)	(0.05%)		(8.57%)
Net of (waivers) and before deferred tax expense	(3.10%)		(3.31%)
Deferred tax benefit 8	1.14%		1.23%
Net investment loss	(1.96%)		(2.08%)

Portfolio Turnover Rate	15%		69%

*	November 29, 2013 represents the last business day in the Funds fiscal year. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business May 22, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 2.75%.
6.	Includes interest expense. Without interest expense, the net expense ratio would be 2.75%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net asset value, beginning of period	$11.71
Income/(loss) from investment operations:
Net investment loss 3	(0.06)
Return of capital 3	0.23
Net realized and unrealized gains	0.26
Total from investment operations	0.43
Distributions to shareholders:
Return of capital	(0.33)
Net asset value, end of period	$11.81

Total Return, at Net Asset Value 4	3.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratio of Expenses to Average Net Assets: 5
Before (waivers) and deferred tax expense	2.38%
Expense (waivers)	(0.23%)
Net of (waivers) and before deferred tax expense	2.15	%6
Deferred tax expense 7	21.06%
Total expense	23.21%

Ratio of Investment Loss to Average Net Assets: 5
Before (waivers) and deferred tax expense	(2.33%)
Expense (waivers)	(0.23%)
Net of (waivers) and before deferred tax expense	(2.10%)
Deferred tax benefit 8	0.77%
Net investment loss	(1.33%)

Portfolio Turnover Rate	15%

*	November 29, 2013 represents the last business day in the Funds fiscal year. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 1.75%. See Note 5 of the Notes to Financial Statements.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 29, 2013*, 1		Period Ended November 30, 2012 1,2
Per Share Operating Data
Net asset value, beginning of period	$9.96		$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.15)		(0.12)
Return of capital 3	0.54		0.48
Net realized and unrealized gains	2.15		0.25
Total from investment operations	2.54		0.61
Distributions to shareholders:
Return of capital	(0.66)		(0.65)
Net asset value, end of period	$11.84		$9.96

Total Return, at Net Asset Value 4	25.92%		6.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,776		$1,604
Ratio of Expenses to Average Net Assets: 5
Before (waivers) and deferred tax expense	2.20%		24.82%
Expense (waivers)	(0.05%)		(22.71%)
Net of (waivers) and before deferred tax expense	2.15	%6	2.11	%6
Deferred tax expense 7	8.43%		(2.88%)
Total expense	10.58%		(0.77%)

Ratio of Investment Loss to Average Net Assets: 5
Before (waivers) and deferred tax expense	(2.15%)		(24.82%)
Expense (waivers)	(0.05%)		(22.71%)
Net of (waivers) and before deferred tax expense	(2.10%)		(2.11%)
Deferred tax benefit 8	0.78%		0.79%
Net investment loss	(1.32%)		(1.32%)

Portfolio Turnover Rate	15%		69%

*	November 29, 2013 represents the last business day in the Funds fiscal year. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business December 30, 2011 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 1.75%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek to provide investors with capital appreciation and, as a secondary objective, current income. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”).

The Fund offers Class A, Class C, Class I shares, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 new initial purchasers of Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited

24 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Annual Periods. The last day of the Fund’s annual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes:

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.9% for state and local tax, net of federal tax expense.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following for the year ended November 29, 2013:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$6,504,415
State	352,697
Total deferred tax expense	$6,857,112

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Amount
Application of statutory income tax rate	$6,504,415
State income taxes net of federal benefit	353,097
Change in Estimated State Tax Rate, Net of Federal Tax Benefit/(Expense)	(400)
Total income tax expense (benefit)	$6,857,112

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the

26 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 29, 2013, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of November 29, 2013 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$820,524
Capital loss carryforward (tax basis)	—
Organization costs	—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(7,727,240)
Total net deferred tax asset/(liability)	$(6,906,716)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 29, 2013, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 29, 2013, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2032	$30,185
11/30/2033	2,193,457
Total	$2,223,642

During the period ended November 29, 2013, the Fund utilized $48,187 of capital loss carryforward.

At November 29, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$220,903,411
Gross Unrealized Appreciation	$23,992,910
Gross Unrealized Depreciation	(3,012,476)
Net Unrealized Appreciation (Depreciation) on Investments	$20,980,434

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

28 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2014. For the year ended November 29, 2013, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 29, 2013, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

30 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

32 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$230,764,463	$—	$—	$230,764,463
Common Stock*	6,018,375	—	—	6,018,375
Private Investment in Public Equity*	—	4,626,880	—	4,626,880
Short Term Investments	474,127	—	—	474,127
Total Assets	$237,256,965	$4,626,880	$—	$241,883,845

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 29, 2013.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year/Period Ended November 29, 2013		Period Ended November 30, 2012 1
	Shares	Amount	Shares	Amount
Class A
Sold	9,870,147	$112,879,763	763,735	$7,634,170
Dividends and/or distributions reinvested	254,665	2,937,922	11,706	115,630
Redeemed	(1,594,005)	(18,053,072)	(79,232)	(791,773)
Net increase	8,530,807	$97,764,613	696,209	$6,958,027

34 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Shares of Beneficial Interest (Continued)

	Year/Period Ended November 29, 2013		Period Ended November 30, 2012 1
	Shares	Amount	Shares	Amount
Class C
Sold	1,335,377	$15,213,202	60,112	$580,917
Dividends and/or distributions reinvested	30,489	349,347	1,554	15,321
Redeemed	(25,290)	(286,991)	(700)	(6,672)
Net increase	1,340,576	$15,275,558	60,966	$589,566

Class I*
Sold	9,342	$111,345	—	—
Dividends and/or distributions reinvested	253	2,949	—	—
Redeemed	(8,729)	(100,646)	—	—
Net increase	866	$13,648	—	$—

Class Y**
Sold	4,162,763	$47,375,899	283,356	$2,866,970
Dividends and/or distributions reinvested	122,858	1,424,711	6,079	59,951
Redeemed	(241,145)	(2,786,396)	(128,444)	(1,241,557)
Net increase	4,044,476	$46,014,214	160,991	$1,685,364

1.	For the period from commencement of operations through November 30, 2012, for Class A, Class C, and Class Y shares.

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 29, 2013, were as follows:

	Purchases	Sales
Investment securities	$231,112,503	$16,489,083

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

The Adviser has agreed to limit fees and/or reimburse expenses of the Fund until at least March 29, 2015, to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed a certain limit with respect to each class of the Fund. The Expense Limitation Agreement has the effect of capping the Alpha Plus Fund’s Class A, C, and Y share classes at 2.00%, 2.75%, and 1.75% respectively. The fee limitation and/or expense reimbursement may be terminated or amended prior to March 29, 2015 with the approval of the Trust’s Board of Trustees. For Class I only the Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Net expenses” would not exceed 1.75% of average annual net assets. The Fund’s net expenses will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s net expenses for each class of shares is increased by the amount of this expense. The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 29, 2013:

Eligible expense recoupment expiring:
November 30, 2015	$316,212
November 30, 2016	42,202

As of November 29, 2013, the Adviser did not recoup any expenses.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

36 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the Plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.

Transfer Agent Fees. UMB Fund Services (“UMB”) acted as the transfer and shareholder servicing agent for the Fund through the close of business October 18, 2013. Effective October 19, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective October 19, 2013, the Transfer Agent has retained Shareholder Services, Inc., an affiliate of OFI Global, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 29, 2013	$44,507	$1,220

Related Party. The Interested Trustee and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

6. Borrowing Agreement

The Fund has a $65 million revolving credit agreement with Bank of America, N.A. (“BOA Loan Agreement”) to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the BOA Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. Securities that have been pledged as collateral for the borrowing are indicated in the Schedule of Investments. Bank of America shall have the right at any time, upon 180 days’ prior written notice to Alpha Plus Fund, or upon such shorter notice period as mutually agreed upon, to permanently terminate the BOA Loan Agreement.

Borrowings under the BOA Loan Agreement are charged interest at a calculated rate computed by Bank of America based on LIBOR plus 0.90% per annum. A commitment fee at the rate of 0.10% per annum is charged for any undrawn portion of the credit facility. The borrowing is due 180 days following demand by Bank of America. The payable on borrowing balance at November 29, 2013 was $57,500,000. For the year ended November 29, 2013, information related to borrowings under the BOA Loan Agreement is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.09%	$28,252,349	365	$324,289	$57,500,000

38 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Alpha Plus Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 29, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 29, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Alpha Plus Fund as of November 29, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets and its financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 11, which is the responsibility of the Fund’s management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 27, 2014

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

40 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI had over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Gabriel Hammond, Stuart Cartner, and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail equity energy funds. The Board noted that the Fund outperformed its category median for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail equity energy funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was higher than its peer group median and category median. The Board also considered that within the total asset range of $0-50 million, the Fund’s effective management fee was higher than its peer group median and category median. The Board further noted that the Fund’s total expenses were higher than its peer group median and category median. The Board considered that the Fund strategically employs leverage to attempt to enhance returns and to seek to offset the deferred tax expenses. The Board also considered Management’s assertion that the Fund ranks poorly within its peer group as other funds in the group do not employ leverage; however, the Board noted that the Fund’s performance is competitive. The Board noted that the Manager has contractually agreed to

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

limit the Fund’s total operating expenses to 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class Y shares. The fee limitation may not be amended or terminated prior to March 29, 2015, unless approved by the Board. The Manager has voluntarily agreed to waive management fees and/or reimburse Class I for certain expenses so that “Net expenses” would not exceed 1.75% of average annual assets.

Economies of Scale and Profits Realized by the Adviser. The Board considered information regarding OFI SteelPath’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

42 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES
The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees and Trustee (since 2012) Year of Birth: 1940
Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2012) Year of Birth: 1938
Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942
Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948
Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946
Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Adviser at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Adviser to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 45

TRUSTEES AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951
Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2012) Year of Birth: 1944
Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986- 2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942
Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953
Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992- 2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945
Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 47

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER
Mr. Glavin is an “Interested Director” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as an officer and director of OFI Global Asset Management, Inc. and a director of OppenheimerFunds, Inc., and as a shareholder of the OppenheimerFunds, Inc.’s parent company. Both as a Director and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2012) Year of Birth: 1958
Director, Chairman and Chief Executive Officer of OFI Global Asset Management, Inc. (since January 2013); President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chairman of OppenheimerFunds, Inc. (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of OppenheimerFunds, Inc. (since January 2009); President of OppenheimerFunds, Inc. (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (OppenheimerFunds, Inc.’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

48 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

OTHER OFFICERS OF THE TRUSTS
The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Hammond, Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Gabriel Hammond, Vice President (since 2012) Year of Birth: 1979
Senior Vice President of the Manager (since December 2012); Founder, Member and Portfolio Manager, SteelPath Fund Advisers LLC (2004−2012); Founder, Member and Portfolio Manager, SteelPath Capital Management LLC (2004-2012); Goldman, Sachs & Co., Energy Research Division, (2001–2004). An officer of other portfolios in the OppenheimerFunds complex.

Stuart Cartner, Vice President (since 2012) Year of Birth: 1960
Vice President of the Manager (since December 2012); Member and Portfolio Manager (2009−2012), SteelPath Fund Advisers LLC; Member and Portfolio Manager (2007−2012) SteelPath Capital Managerment LLC; Goldman Sachs, Vice President (1988−2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1973
Vice President of the Manager (since December 2012); Member and Portfolio Manager, SteelPath Fund Advisers LLC (2009–2012); Portfolio Manager, Swank Capital LLC, a Dallas, Texas-based investment firm, (2005–2009). An officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958
Executive Vice President, Secretary and General Counsel of OFI Global Asset Management (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

Christina M. Nasta, Vice President and Chief Business Officer (since 2012) Year of Birth: 1973
Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (July 2010-December 2012); Vice President of OppenheimerFunds, Inc. (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2012) Year of Birth: 1950
Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (March 2004-December 2012); Chief Compliance Officer of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959
Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000- June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000- June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL.OPP (225.5677).

50 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 51

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

52 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

We send your financial adviser (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•
All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•
Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 53

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

54 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

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OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 55

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1393.001.1113 January 24, 2014

Item 2.  Code of Ethics.

Amended and Restated Joint Code of Ethics of the Registrant and SteelPath Capital Management LLC, SteelPath Fund Advisors LLC, The SteelPath MLP Funds Trust: Previously filed with Post-Effective Amendment No. 2 to the Registration Statement of SteelPath MLP Funds Trust (Reg. No. 333-163614), (5/27/11), and incorporated herein by reference.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on March 31, 2010. Therefore, the following information is provided for the years ending November 30, 2012, and November 30, 2013.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain reviews of the registrant’s registration statement.

	FYE 11/30/2012	FYE 11/30/2013
Audit Fees	$114,000	$102,000
Audit-Related Fees	$0	$0
Tax Fees	$69,400	$58,357
All Other Fees	$4,600	$500

(e)(1)
During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that:  1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)	The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)
The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the registrant’s adviser that provides ongoing services to the registrant for the last year.

	FYE 11/30/2012	FYE 11/30/2013
Registrant	$77,522	$58,857
Registrant’s Investment Adviser	$0	$0

(h)
The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

a)	Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

Not applicable.

Item 11.  Controls and Procedures.

(a)
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.
Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ William F. Glavin, Jr.
By: William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ William F. Glavin, Jr.
By: William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/14

/s/ Brian W. Wixted
By: Brian W. Wixted
Principal Financial Officer
Date:	1/13/14